                            QUAKER STATE CORPORATION
                                 255 Elm Street
                          Oil City, Pennsylvania 16301

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS--MAY 12, 1994

TO THE STOCKHOLDERS:

     The Annual Meeting of Stockholders of Quaker State Corporation will be held at the Colonel Drake Theatre, 327 Seneca Street, Oil City, Venango County, Pennsylvania, on Thursday, May 12, 1994 at 1:00 P.M. E.D.S.T., for the purpose of considering and acting upon the following:

          1. The election of a Board of Directors;

          2. The approval of the adoption of the Corporation's 1994 Stock Incentive Plan;

          3. The approval of the adoption of the Corporation's 1994 Non-Employee Directors' Stock Option Plan;

          4. The ratification of the appointment of Coopers & Lybrand as independent auditors to audit the financial statements of the Corporation and its subsidiaries for the year 1994; and

          5. Such other business as may properly come before the Annual Meeting or any adjournment thereof.

     A complete list of the stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder during ordinary business hours at the address of the Corporation set forth above for a period of at least ten days prior to the Annual Meeting.

                                            By Order of the Board of Directors,

                                               Gerald W. Callahan,
                                               Vice President, General
                                                 Counsel and Secretary

Oil City, Pennsylvania
March 28, 1994

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. THE GIVING OF YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

March 28, 1994

                            QUAKER STATE CORPORATION
                                 255 ELM STREET
                          OIL CITY, PENNSYLVANIA 16301

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 12, 1994

     This Proxy Statement is furnished to stockholders in connection with the solicitation by the Board of Directors of Quaker State Corporation (the "Corporation") of proxies in the accompanying form for use at the Annual Meeting of Stockholders of the Corporation to be held on May 12, 1994 and at any adjournment thereof. If a proxy in the accompanying form is duly executed and returned, the shares represented will be voted at the Annual Meeting and, where a choice is specified, will be voted in accordance with the specification made. Any stockholder who gives a proxy has the power to revoke it by notice to the Secretary at any time before it is exercised. A later dated proxy will revoke an earlier proxy, and stockholders who attend the Annual Meeting may, if they wish, vote in person even though they have submitted a proxy, in which event the proxy will be deemed to have been revoked.

     The Corporation has only one class of Capital Stock (the "Capital Stock") of which 27,244,224 shares were issued and outstanding as of the close of business on March 15, 1994. Stockholders of record as of the close of business on March 15, 1994 have the right to receive notice of and to vote at the Annual Meeting. Stockholders are entitled to one vote for each share held on all matters to be considered and acted upon at the Meeting and do not have cumulative voting rights in the election of directors.

     Under the terms and conditions of the Corporation's Automatic Dividend Reinvestment Plan, the administering bank will vote the full shares of the Capital Stock that it holds for a participant's account under this Plan at the Annual Meeting in accordance with (i) the proxy returned by the participant to the Corporation with respect to the shares which the participant holds of record, (ii) the participant's vote in person at the Annual Meeting with respect to such shares or (iii) written instructions received directly by the bank from the participant. The bank will vote fractional shares credited to the accounts of participants under this Plan by aggregating all the fractional shares to be voted in the same manner.

                     BENEFICIAL OWNERSHIP OF CAPITAL STOCK

     Under the proxy rules of the Securities and Exchange Commission (the "SEC"), a person who directly or indirectly has or shares voting power and/or investment power with respect to a security is considered as a beneficial owner of the security. Voting power includes the power to vote or direct the voting of shares, and investment power includes the power to dispose of or direct the disposition of shares.

     The directors, present executive officers named in the Summary Compensation Table and all directors and executive officers of the Corporation as a group beneficially owned as of March 15, 1994 the number of shares of the Capital Stock set forth in the table below. The information in the table and related footnotes is based upon data furnished to the Corporation by, or on behalf of, the persons referred to in the table. Unless otherwise indicated, each director and executive officer has sole voting power and sole investment power with respect to the shares shown. The number of shares column includes full shares held under the Corporation's Automatic Dividend Reinvestment Plan and includes shares as to which voting power and/or investment power may be acquired within 60 days (such as upon exercise of outstanding stock options) because such shares are deemed to be beneficially owned under the proxy rules.

      NAME OR GROUP                        NUMBER OF SHARES(1)
- -------------------------                -----------------------
Herbert M. Baum                                  113,304
Leonard M. Carroll                                 1,500
Conrad A. Conrad                                  67,500(2)(3)(4)
Laurel Cutler                                          0
Homer M. Ellenburg                                43,165(2)(3)
C. Frederick Fetterolf                             2,000
Thomas A. Gardner                                  4,827
H. Bryce Jordan                                    1,176(4)
W. Craig McClelland                                1,100(4)
Delbert J. McQuaide                                1,995(5)
Raymond A. Ross, Jr.                               2,100
Gerald W. Callahan                                43,335(2)(3)
R. Scott Keefer                                   31,477(2)(3)(4)
All directors and
  executive officers as a
  group (27 persons)                             471,892(2)(3)(4)(5)

- ---------

     (1) As of March 15, 1994, no director or executive officer beneficially owned more than .41% of the Capital Stock, and all directors and executive officers as a group owned an aggregate of approximately 1.72% of the Capital Stock. The percentage is determined by dividing the number of shares shown by the aggregate of the number of shares outstanding and the number of shares which may be acquired within 60 days.

     (2) Includes full shares credited to, or represented by units credited to, the accounts of the following persons under the Corporation's Thrift and Stock Purchase Plan and/or Employee Stock Ownership Plan as to which voting power is shared in each case with the Plan trustee:
         Mr. Conrad, 10,326 shares; Mr. Ellenburg, 9,775 shares; Mr. Callahan, 8,284 shares; Mr. Keefer, 4,910 shares; and all directors and executive officers as a group, 78,966 shares. These shares are voted by the Plan trustees in accordance with directions received from the Plan participants and may only be voted by the Plan trustees if voting instructions are not received from the participants.

     (3) Includes shares which may be acquired upon the exercise of outstanding stock options: Mr. Conrad, 51,600 shares; Mr. Ellenburg, 33,390 shares; Mr. Callahan, 25,051 shares; Mr. Keefer, 24,400 shares; and all directors and executive officers as a group, 230,334 shares.

     (4) Includes shares as to which voting power and investment power are shared: Mr. Conrad, 5,574 shares; Dr. Jordan, 1,176 shares; Mr. McClelland, 1,000 shares; Mr. Keefer, 2,167 shares; and all directors and executive officers as a group, 20,688 shares.

     (5) Mr. McQuaide shares voting power and has sole investment power with respect to these shares, which are held in a pension trust.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and executive officers, and persons who own more than ten percent of the Capital Stock, to file reports of beneficial ownership of the Capital Stock with the SEC on SEC Forms 3, 4 and 5. During 1993, William C. Helsley resigned as an executive officer of the Corporation and failed to report on a timely basis two sales of shares of the Capital Stock made after his termination of employment. The sales were reported on two late reports on Form
4. Also, Donald E. Smith became an executive officer of the Corporation during 1993 and failed to include shares he had recently acquired under the Corporation's Automatic Dividend Reinvestment Plan when he filed his initial report of beneficial ownership on Form 3. The ownership of these shares was reported in an amendment to the Form 3.

                             ELECTION OF DIRECTORS

NOMINEES

     The Bylaws of the Corporation provide that the number of directors is eleven, and the Board of Directors has nominated the eleven persons who are named below for election as directors at the Annual Meeting. The Board of Directors recommends that the stockholders vote "FOR" the eleven nominees. Unless authority to vote for one or more of the nominees is withheld, it is intended that proxies solicited hereby will be voted for the election of the eleven nominees. All the nominees are currently directors of the Corporation.

     In the event that at the date of the Annual Meeting any of the nominees should for any reason not be available for election, the proxies received will be voted for the election of the other nominees and such substitute nominees as shall be designated by the Board of Directors unless the Bylaws of the Corporation have been amended to reduce the number of directors to the number of named nominees then available for election. In this event, the proxies would be voted for the reduced number of directors. Those elected will serve until the next Annual Meeting of Stockholders and until their successors are elected and qualify.

     The nominees have held the positions shown for more than five years unless otherwise indicated.

                          DIRECTOR                       PRINCIPAL OCCUPATION OR
       NOMINEE             SINCE                     EMPLOYMENT; DIRECTORSHIPS; AGE
- ---------------------     --------                   ------------------------------
Herbert M. Baum             1993        Chairman and Chief Executive Officer of the Corporation
                                        since June 1993; Executive Vice President of Campbell
                                        Soup Company (manufacturer of food products) from
                                        November 1989 to June 1993; also, President, Campbell
                                        North and South America, Campbell's largest operating
                                        division, from January 1992 to June 1993; Senior Vice
                                        President of Campbell from prior to 1989 to November
                                        1989; Age 57
Leonard M. Carroll          1993        President and Chief Operating Officer of Integra
                                        Financial Corporation since January 1991; Executive Vice
                                        President of Integra from January 1989 to January 1991;
                                        Age 51
Conrad A. Conrad            1988        President and Chief Operating Officer of the Corporation
                                        since February 1990; Vice President, Finance and Chief
                                        Financial Officer of the Corporation from prior to 1989
                                        to February 1990; Age 48
Laurel Cutler               1993        Vice Chairman of Foote Cone Belding/Leber Katz Partners
                                        (advertising agency); also Vice President of Chrysler
                                        Corporation from prior to 1989 to December 1990; Director
                                        of Foote Cone Belding Communications; Age 67
Homer M. Ellenburg          1990        Executive Vice President of the Corporation since August
                                        1993; Vice President of the Corporation from prior to
                                        1989 to August 1993; also President and Chief Operating
                                        Officer of the Motor Oil Division of the Corporation
                                        since February 1990; Age 51
C. Frederick                1993        Retired since August 1991; President and Chief Operating
  Fetterolf                             Officer and a director of Aluminum Company of America
                                        from prior to 1989 to August 1991; Director of Allegheny
                                        Ludlum Corporation, Mellon Bank Corporation, Praxair,
                                        Inc. and Union Carbide Corporation; Age 65

                          DIRECTOR                       PRINCIPAL OCCUPATION OR
       NOMINEE             SINCE                     EMPLOYMENT; DIRECTORSHIPS; AGE
- ---------------------     --------                   ------------------------------
Thomas A. Gardner           1979        Personal investments; Physician and former Director of
                                        Radiology of Northwest Medical Center; Director of
                                        Integra Trust Company, National Association, a subsidiary
                                        of Integra Financial Corporation; Age 66
H. Bryce Jordan             1987        President Emeritus of The Pennsylvania State University
                                        since August 1990; President of The Pennsylvania State
                                        University from prior to 1989 to August 1990; Director of
                                        Harleysville Group, Inc.; Age 69
W. Craig McClelland         1984        President and Chief Operating Officer of Union Camp
                                        Corporation (manufacturer of paper products) since
                                        November 1989; Executive Vice President of Union Camp
                                        from prior to 1989 to November 1989; Director of Union
                                        Camp, Allegheny Ludlum Corporation and PNC Bank Corp.;
                                        Age 59
Delbert J. McQuaide         1981        Partner of McQuaide, Blasko, Schwartz, Fleming &
                                        Faulkner, Inc. (law firm); Director, Mid-State Bank and
                                        Trust Company; Age 57
Raymond A. Ross, Jr.        1991        President and sole owner of Ross Management, an
                                        unincorporated real estate investment and development
                                        firm; Age 58

- ---------

     Herbert M. Baum became the Chairman and Chief Executive Officer of the Corporation effective June 9, 1993. He was recommended to succeed Jack W. Corn by a special committee of the Board of Directors which was formed for this purpose. The special committee was formed after Mr. Corn announced in August 1992 that he intended to retire as an officer no later than October 1993.

     During 1993, there were nine meetings of the Board of Directors. All the meetings were attended by all the directors.

VOTE REQUIRED

     The eleven nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast for the election of directors by the holders of the Capital Stock present in person or represented by proxy and entitled to vote at the meeting, a quorum being present, will be elected as directors.

BOARD COMMITTEES

     The principal committees of the Board of Directors are the Executive Committee, the Audit Committee and the Organization and Compensation Committee.

     The Executive Committee consists of Dr. Jordan (Chairman) and Messrs. Baum, McQuaide and McClelland. The Executive Committee is authorized to exercise all the powers of the Board of Directors in the conduct of the business of the Corporation during the time when the Board of Directors is not in session. The Executive Committee acts as a Nominating Committee and makes recommendations to the Board of candidates for Board membership. The Executive Committee will consider nominees for Board membership recommended by stockholders and is empowered to determine the supporting data required to be submitted with any nomination. The Executive Committee held five meetings in 1993.

     The Audit Committee consists of Messrs. Carroll (Chairman) and Ross and Dr. Jordan. The responsibilities of the Audit Committee include, but are not limited to, reviewing the scope of the internal and external audit programs to assure that audit coverage and internal controls are satisfactory, reviewing the annual financial statements of the Corporation and its subsidiaries with the independent auditors and management of the Corporation, verifying the independence of the independent auditors, recommending to the Board of Directors the retention or selection of the independent auditors, reviewing the independent auditors' evaluation of the compliance of the financial statements of the Corporation and its subsidiaries with applicable requirements and reviewing the adequacy of management disclosure of information to the Board of Directors. The Audit Committee held four meetings in 1993.

     The Organization and Compensation Committee consists of Dr. Gardner (Chairman) and Messrs. Fetterolf, McClelland and McQuaide. The Committee establishes policy regarding executive compensation and performs the functions with respect to executive compensation set forth in the Organization and Compensation Committee Report on Executive Compensation included in this Proxy Statement. In addition, the Organization and Compensation Committee acts as administrator for the Corporation's Stock Option Plans and has the responsibility for the interpretation and general supervision of the Corporation's Thrift and Stock Purchase Plan and Employee Stock Ownership Plan. It reviews prior to implementation any major organization changes that the Chief Executive Officer recommends. The Organization and Compensation Committee held seven meetings in 1993.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Corporation receive a retainer and fees for each Board and Board Committee meeting they attend. Effective January 1, 1994, the annual retainer was increased from $14,000 to $21,000. Chairmen of Board Committees receive an additional $3,000 per annum. The fee for attending Board and Board Committee meetings is $1,000 per meeting. During 1993, Dr. Gardner, Mr. Ross and Mr. McQuaide each also received $1,500 in fees for their services as directors of a subsidiary of the Corporation.

     During 1993, certain of the non-employee directors received per diem fees for their service on or advice to the special committee of the Board of Directors formed to recommend a successor to Jack W. Corn which in the aggregate were as follows: Mr. Carroll, $1,000; Mr. Fetterolf, $1,000, Dr. Gardner, $3,000; Dr. Jordan, $3,000; Mr. McClelland, $1,500; Mr. McQuaide, $2,000; and
Mr. Ross, $2,000.

     Any non-employee director who serves on the Board of Directors for ten years or longer, or who began serving as a director at age 60 or older and serves for at least five years, will be entitled to an annual retirement benefit for so long as he or she remains available to the Corporation for consultation. The annual retirement benefit is the amount of the annual retainer paid to the non-employee director at the time he or she ceases serving as a director. Any non-employee director who was under age 60 when he or she began serving as a director and has served for at least five but less than ten years when Board service terminates will be entitled to a pro rata share of the retirement benefit based upon the relationship of years served to ten. Payment of the annual retirement benefit is made in May of each year and commences upon termination of service as a director, except that in the case of any director who satisfies the above requirements, but whose service as a director began after November 29, 1990, payment of the annual retirement benefit will not commence until after the director attains age 65.

     In the event of a change of control of the Corporation, a non-employee director will be entitled to the full retirement benefit when the director's Board service terminates (with payment commencing upon termination of service or after age 65 as the case may be) if at that time the director has served a minimum of five years. For the purposes of the director's retirement benefit, a change of control means the occurrence of any of the following: (i) the ownership by any person and affiliates of that person of more than 30% of the voting power of the voting securities of the Corporation unless such ownership is approved by a two-thirds vote of the Corporation's "Continuing Directors" (as defined below); (ii) the commencement of a public tender offer for shares of the Capital Stock unless such offer is approved by a two-thirds vote of the Continuing Directors; or (iii) less than 51% of the members of the Board of Directors of the Corporation are Continuing Directors. The term "Continuing Director" means a director of the Corporation who either (i) was a director of the Corporation on November 29, 1990 or (ii) is an individual whose election or nomination for election as a director was approved by a vote of at least two-thirds of the directors of the Corporation then in office who were Continuing Directors. All the current directors of the Corporation are Continuing Directors.

     Under a group term life insurance plan, all the directors who are not present employees of the Corporation or any of its subsidiaries are provided a life insurance benefit of $25,000. The benefit is reduced by

50% when the director ceases to serve if the director has served for five consecutive years, and the benefit terminates when the director ceases to serve if the director has not served for five consecutive years.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information concerning the compensation paid for services rendered in all capacities to the Corporation and its subsidiaries for the last three calendar years to the following persons: (i) Herbert M. Baum,
(ii) Jack W. Corn and (iii) the Corporation's four most highly compensated executive officers other than Mr. Baum who were serving as executive officers on December 31, 1993:

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                        ------------------------------    ------------------------------------
                                                                                   AWARDS
                                                                OTHER     ------------------------
                                                               ANNUAL     RESTRICTED                   PAYOUTS     ALL OTHER
                                                               COMPEN-      STOCK         OPTIONS       LTIP        COMPEN-
                                         SALARY      BONUS     SATION       AWARDS         SARS        PAYOUTS       SATION
 NAME AND PRINCIPAL POSITION   YEAR      ($)(1)      ($)(2)    ($)(3)       ($)(4)       (SHARES)(5)   ($)(6)        ($)(7)
 ---------------------------   -----    --------     -----     -------    ----------     ---------     -------     ----------
HERBERT M. BAUM                1993     $252,273     $-0-                  $728,750       270,000      $  -0-      $1,371,817
Chairman and Chief
Executive Officer
JACK W. CORN                   1993      262,503      -0-                       -0-           -0-         -0-          14,256
Former Chairman                1992      350,004      -0-                       -0-        15,000         -0-          18,510
and Chief Executive Officer    1991      350,004      -0-                       -0-        15,000         -0-              NR
CONRAD A. CONRAD               1993      161,674      -0-                       -0-        15,000         -0-           5,813
President and                  1992      147,177      -0-                       -0-        13,000         -0-           5,785
Chief Operating Officer        1991      138,000      -0-                       -0-        10,000         -0-              NR
HOMER M. ELLENBURG             1993      146,172      -0-                       -0-         6,000         -0-           7,018
Executive Vice President       1992      141,912      -0-                       -0-        10,000         -0-           7,248
and President and Chief        1991      134,508      -0-                       -0-        10,000      14,467              NR
Operating Officer of the
Motor Oil Division
GERALD W. CALLAHAN             1993      113,966      -0-                       -0-         5,000         -0-           6,897
Vice President,                1992      108,015      -0-                       -0-         4,800         -0-           4,952
General Counsel and            1991      105,160      -0-                       -0-         4,000         -0-              NR
Secretary
R. SCOTT KEEFER                1993      100,008      -0-                       -0-         4,000         -0-           2,500
Vice President, Finance        1992       93,934      -0-                       -0-         4,000         -0-           2,782
and Chief Financial Officer    1991       89,040      -0-                       -0-         4,000         -0-              NR

- ---------

(1) This column represents base salary and includes any tax deferred Section 401(k) contributions under the Corporation's Thrift and Stock Purchase Plan. The salary for Mr. Baum is for the period from June 9, 1993 through the end of the year. The salary for Mr. Corn is for the period from the beginning of the year through September 1993.

(2) The Corporation had a one-year bonus plan for 1991 which was replaced in 1992 by a short-term incentive plan under which bonus awards may be earned each year by key management employees of the Corporation and its subsidiaries, including executive officers, if certain performance goals are achieved. For 1993, target bonus awards of 40% of base salary were made in the case of Messrs. Conrad and Ellenburg and of 35% of base salary were made in the case of Messrs. Callahan and Keefer. Awards equal to 50% and 150% of the target bonus awards were provided for if threshold and best efforts goals less and greater than the target goals, respectively, would be achieved. (See "Employment Agreement" and "Organization and Compensation Committee Report on Executive Compensation--New CEO Compensation Package" below for information with respect to Mr. Baum's bonus award.) Since none of the performance goals were achieved, no bonus awards were earned by any of the executive officers for 1993.

     Because of his announced retirement, Mr. Corn was not designated as a participant in the short-term bonus plan for 1993.

(3) The dollar value of perquisites and other personal benefits is required to be disclosed under this column for any person if the amount for such person equals or exceeds the lesser of $50,000 or 10% of the total of salary and bonus. The dollar value of perquisites and other personal benefits did not exceed the threshold amount for any of the persons named for any of the years covered in the table.

(4) Mr. Baum was awarded 55,000 shares of Capital Stock as restricted stock under his Employment Agreement. The shares are valued in the table at the closing market price ($13.25) on August 13, 1993 when the shares were awarded. The restrictions lapsed as to 20,000 shares on January 1, 1994. The remaining shares will be held in escrow by the Corporation until the restrictions lapse as to these shares. The restriction period lapses as to 20,000 shares on January 1, 1995 and as to the remaining 15,000 shares the restriction periods lapse as to 3,000 shares on each of the first through the fifth anniversaries of the date of the awards. The restrictions will also lapse as to the remaining shares (i) upon the death of Mr. Baum, (ii) in the event he is discharged without cause, (iii) in the event he resigns after being notified that the term of his employment will not be extended or in certain other circumstances or (iv) upon the occurrence of a change of control (as defined in the Employment Agreement). Dividends have been and will be paid to Mr. Baum on the shares during the restriction periods. Mr. Baum will forfeit the shares if during the restriction period he is discharged by the Corporation for cause or he resigns from employment with the Corporation without good reason. The aggregate value of the 55,000 shares of restricted stock on December 31, 1993 was $735,625.

(5) Mr. Baum was granted stock options for 270,000 shares of Capital Stock under his Employment Agreement, of which a stock option for 50,000 shares was granted under the Corporation's 1986 Stock Option Plan. The stock options granted to the other executive officers were also granted under this plan. Alternative stock appreciation rights were granted in conjunction with the stock options granted in 1991 but not in conjunction with the stock options granted in 1992 and 1993.

(6) The amount in this column represents an award earned under the Corporation's 1986 Incentive Performance Plan. No further awards may be earned under this plan which was replaced in 1992 by a new long-term incentive plan (see "Long-Term Incentive Plan" below). Awards were granted under this plan in 1992 for a three-year award cycle 1992-1994 and in 1993 for a three-year award cycle 1993-1995.

(7) For 1993, this column includes for Mr. Baum (i) a special bonus of $850,000 paid under his Employment Agreement, (ii) $463,750 representing the value of 35,000 shares of Capital Stock awarded without restrictions on August 13, 1993 at $13.25 per share under the Employment Agreement and (iii) certain costs amounting in the aggregate to $58,067 which the Corporation paid to or reimbursed Mr. Baum for in connection with the Employment Agreement and his relocation. For 1993, this column also includes the following employer contributions and allocations for the accounts of the persons named in the table under the Corporation's Thrift and Stock Purchase Plan: Mr. Baum, none; Mr. Corn, $7,036; Mr. Conrad, $4,747; Mr. Ellenburg, $4,385; Mr. Callahan $5,158; and Mr. Keefer, $2,500 and the following premiums paid by the Corporation for the accounts of the persons named in the table under the Corporation's Split Dollar Life Insurance
     Plan: Mr. Baum, none; Mr. Corn, $7,220; Mr. Conrad, $1,066; Mr. Ellenburg, $2,633; Mr. Callahan $1,739; and Mr. Keefer, none. There were no employer contributions under the Corporation's Employee Stock Ownership Plan for 1993. Information is not required under this column for 1991.

     Option Grants. The table below sets forth as to the persons named in the Summary Compensation Table additional information with respect to the stock options granted during 1993, including the potential realizable value from the stock options assuming they are exercised at the end of the option term and assuming 5% and

10% annual rates of stock price appreciation (compounded annually) during the option term. No alternative stock appreciation rights were granted in 1993.

                             OPTION GRANTS IN 1993

                                            INDIVIDUAL GRANTS
                         -------------------------------------------------------
                         NUMBER OF                                                    POTENTIAL REALIZABLE VALUE
                         SECURITIES                                                   AT ASSUMED ANNUAL RATES OF
                         UNDERLYING     % OF TOTAL                                   STOCK PRICE APPRECIATION FOR
                          OPTIONS     OPTIONS GRANTED    EXERCISE                           OPTION TERM(3)
                          GRANTED     TO EMPLOYEES IN      PRICE      EXPIRATION     ----------------------------
    NAME OR GROUP        (SHARES)          1933           ($/SH)         DATE             5%             10%
- ----------------------   ---------    ---------------    ---------    ----------     ------------    ------------
Herbert M. Baum(1)         50,000          13.2%         $ 11.625        6/8/03      $    366,188    $    924,188
                           50,000          13.2%           13.625       12/8/03           456,511       1,174,948
                           50,000          13.2%           14.625        6/8/05           581,970       1,563,726
                           60,000          15.9%           11.9375      6/23/03           451,237       1,138,837
                           30,000           7.9%           14.9375      6/23/03           135,618         479,418
                           30,000           7.9%           17.9375      6/23/03            45,618         389,418
Conrad A. Conrad(2)        15,000           4.0%           12.625      12/15/03           119,306         189,375
Homer M. Ellenburg(2)       6,000           1.6%           12.625      12/15/03            47,723         120,443
Gerald W. Callahan(2)       5,000           1.3%           12.625      12/15/03            39,769         100,369
R. Scott Keefer(2)          4,000           1.1%           12.625      12/15/03            31,815          80,295
All stockholders of
  the Corporation             N/A            N/A              N/A           N/A       216,746,194(4)  547,026,107(4)

- ---------

(1) The stock option expiring on June 8, 2003 was granted effective June 9, 1993 and becomes exercisable in four equal annual installments on the first through the fourth anniversaries of the date of grant. The stock option expiring on December 8, 2003 was granted effective June 9, 1993 and becomes exercisable in four equal annual installments on the second through the fifth anniversaries of the date of grant. The stock option expiring on June 8, 2005 was granted effective June 9, 1993 and becomes exercisable in four equal annual installments on the third through the sixth anniversaries of the date of grant. The stock options expiring on June 23, 2003 were granted effective June 24, 1993 and become exercisable in five equal annual installments on the first through the fifth anniversaries of the date of grant. Notwithstanding these terms, all the stock options granted to Mr. Baum will vest and become exercisable in their entirety upon the occurrence of a change of control (as defined in the Employment Agreement). The stock options may be exercised following termination of employment under certain circumstances, and the exercise price of the stock options may be paid in cash, in shares of Capital Stock which have been held for at least six months or in any combination of cash and shares.

(2) These stock options were granted on December 16, 1993 and become exercisable on June 16, 1994. The grants were contingent upon each executive officer executing an Employee Non-Competition, Confidential Information and Non-Solicitation Agreement between the Corporation and the executive officer. The stock options may be exercised following termination of employment under certain circumstances, and the exercise price of the stock options may be paid in cash, in shares of Capital Stock which have been held for at least six months or in any combination of cash and shares.

(3) The assumed 5% and 10% annual rates of stock price appreciation do not reflect recent annual rates of appreciation of the Capital Stock and are not intended to forecast possible future stock price appreciation, if any.

(4) These amounts were determined using the total shares of Capital Stock outstanding on December 16, 1993 of 27,250,818 and the option exercise price of $12.625 for the stock options granted on December 16, 1993. At the 5% and 10% assumed annual rates of stock price appreciation for a ten-year period, the total potential realizable value (without dividends) amounts to 63% and 159% of the total value of the outstanding shares on December 16, 1993.

     Option/SAR Values. The table below sets forth as to the persons named in the Summary Compensation Table information with respect to all their outstanding stock options and alternative stock appreciation rights on December 31, 1993. None of the persons named in the Summary Compensation Table exercised any stock options or alternative stock appreciation rights during 1993.

                        1993 YEAR END OPTION/SAR VALUES

                           NUMBER OF UNEXERCISED
                                OPTIONS/SARS                 VALUE OF UNEXERCISED
                              AT 1993 YEAR END            IN-THE-MONEY OPTIONS/SARS
                               (SHARES)(1)(2)               AT 1993 YEAR END($)(3)
                        ----------------------------     ----------------------------
        NAME            EXERCISABLE    UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
- --------------------    -----------    -------------     -----------    -------------
Herbert M. Baum               -0-         270,000          $   -0-        $ 160,000
Jack W. Corn               66,800             -0-           58,125              -0-
Conrad A. Conrad           51,600          15,000           41,188            9,375
Homer M. Ellenburg         33,390           6,000            8,125            3,750
Gerald W. Callahan         25,051           5,000            3,250            3,125
R. Scott Keefer            24,400           4,000            9,375            2,500

- ---------

(1) Only the stock options granted in 1993 were not exercisable at December 31, 1993. Alternative stock appreciation rights were granted in conjunction with all stock options granted prior to 1992 and, accordingly, the named persons hold alternative stock appreciation rights granted in conjunction with stock options for the following number of shares: Mr. Baum, none; Mr. Corn, 51,800 shares; Mr. Conrad, 38,600 shares; Mr. Ellenburg, 23,390 shares; Mr. Callahan, 21,051 shares and Mr. Keefer, 20,400 shares.

(2) With the approval of the Compensation Committee, the post-termination exercise period for Mr. Corn's outstanding stock options was extended through September 30, 1996.

(3) Represents the amount by which the fair market value of the shares covered by in-the-money stock options at December 31, 1993 ($13.25) exceeded the exercise price of such stock options. Certain of the stock options granted to Mr. Baum during 1993 were not in-the-money as of December 31, 1993.

     Long-Term Incentive Plan. The following table sets forth as to the persons named in the Summary Compensation Table information with respect to the awards granted during 1993 under the Corporation's long-term-incentive plan:

                    LONG-TERM INCENTIVE PLANS-AWARDS IN 1993

                                                    ESTIMATED FUTURE
                                                      PAYOUTS UNDER
                         PERFORMANCE OR           NON-STOCK PRICE-BASED
                          OTHER PERIOD                    PLANS
                        UNTIL MATURATION          ---------------------
        NAME                OR PAYOUT             THRESHOLD     TARGET
- --------------------    -----------------         ---------     -------
Conrad A. Conrad        1993 through 1995          $27,720      $69,300
Homer M. Ellenburg      1993 through 1995           23,400       58,500
Gerald W. Callahan      1993 through 1995           15,360       38,400
R. Scott Keefer         1993 through 1995           14,000       35,000

     The awards were granted for a three-year cycle 1993-1995. Target awards equal to the following percentages of base salary in effect on January 1 of the last year of the award cycle (i.e., January 1, 1995) were designated for the named persons as follows: Mr. Conrad, 40%; Mr. Ellenburg, 40%; Mr. Callahan, 35%; and Mr. Keefer, 35%. The target awards shown are based on the base salaries in effect on January 1, 1994 and will change depending on the base salaries in effect on January 1, 1995. The target awards are earned if the earnings per share of Capital Stock equal a certain amount for 1995 or average a lesser amount over the three-year period (Goal 1) and if the return on average stockholders' equity of the Corporation equals a certain percentage for 1995 or averages a lesser percentage over the three-year period (Goal 2). Seventy-five percent of the target award may be earned if 90% of both Goals is achieved, 50% of the target award may be earned if one Goal is achieved and the other is not and 40% of the target award may be earned if 90% of one Goal is achieved. No award may be earned over and above the target award, and the threshold amount is the least amount which may be earned. Awards are paid at the end of each award cycle. Mr. Corn was not designated as a participant for the three-year cycle 1993-1995, and Mr. Baum was not eligible to be added as a participant under the terms of his Employment Agreement (see below).

     Awards were also granted in 1992 under the long-term incentive plan to Messrs. Conrad, Ellenburg, Callahan and Keefer for a three-year award cycle 1992-1994. These executive officers are included among the executive officers who have been designated to receive restricted performance shares for the 1994-1996 performance cycle under the Corporation's 1994 Stock Incentive Plan which is being submitted to the Corporation's stockholders for their approval (see "Approval of Adoption of 1994 Stock Incentive Plan--Restricted Shares--Restricted Performance Shares" below). Messrs. Conrad, Ellenburg, Callahan and Keefer have agreed that their contingent awards for the 1992-1994 and 1993-1995 award cycles under the long-term incentive plan will terminate unearned if stockholder approval of the 1994 Stock Incentive Plan is obtained and the restricted performance shares are awarded.

EMPLOYMENT AGREEMENT

     Mr. Baum is employed by the Corporation under an Employment Agreement, dated as of June 9, 1993. The Employment Agreement provides for the employment of Mr. Baum as Chairman and Chief Executive Officer through June 8, 1996 at a base salary of not less than $450,000 per annum. The term of the Employment Agreement will be extended automatically for one additional year as of June 9, 1996 and each annual anniversary date thereafter unless, no later than 90 days prior to any renewal date, either the Board of Directors of the Corporation or Mr. Baum gives written notice to the other that the Employment Agreement is not to be extended. The base salary may be increased during the term of the Employment Agreement.

     Mr. Baum is also entitled to an annual bonus for each calendar year of employment (prorated for any partial year) upon the Corporation's achievement of operating and/or financial goals established for the calendar year. He is entitled to 50% of his base salary in effect at the end of the calendar year upon attainment of targeted performance and to 100% of such base salary upon attainment of maximum performance. This annual bonus is in lieu of his participation in any other cash bonus or incentive plan or arrangement of the Corporation, except that he may participate in any equity or equity-based compensation program of the Corporation and that the bonus arrangement may be replaced with a different program approved by the Board of Directors with Mr. Baum's consent.

     For information with respect to stock options and share awards granted to Mr. Baum under the Employment Agreement, to a special bonus paid to Mr. Baum under the Employment Agreement and to certain costs which the Corporation paid to or reimbursed Mr. Baum for in connection with the Employment Agreement and his relocation, see "Compensation of Executive Officers" above and "Organization and Compensation Committee Report on Executive Compensation--New CEO Compensation Package" below. The Employment Agreement also provides that Mr. Baum will participate in the Corporation's various retirement, welfare, fringe benefit and executive perquisite plans, programs and arrangements to the extent he is eligible to do so. Mr. Baum needs one year of continuous service to become a participant in Quaker State's Thrift and Stock Purchase Plan, Employee Stock Ownership Plan, Salaried Pension Plan and Supplemental Excess Retirement Plan.

     Additional transactions that occurred during 1993 under the Employment Agreement were as follows: (i) Mr. Baum purchased 30,000 shares of the Capital Stock on the open market at prices of $11.75 and $11.88 per share, (ii) the Corporation extended a line of credit to Mr. Baum in the amount of $400,000 with interest at 3.59% per annum which was available to be drawn upon until he sold his personal residence in New Jersey (the full amount was borrowed and repaid, including accrued interest) and (iii) because Mr. Baum was unable to sell such residence within 90 days, the Corporation purchased the residence from Mr. Baum for an appraised price of $350,000. Subsequently, the Corporation sold the residence at the same price.

     The Employment Agreement provides that it will terminate in the event of:
(i) Mr. Baum's death, (ii) his discharge for cause, (iii) his disability, (iv) his discharge without cause or (v) his resignation. In the event the Employment Agreement terminates by reason of Mr. Baum's disability, discharge without cause or resignation, the Corporation is required to pay to Mr. Baum a Severance/Retirement Amount which is an amount, calculated as of the date of termination, which is the monthly equivalent of a $141,000 annual benefit reduced by the actuarial equivalent of (a) Mr. Baum's projected primary Social Security amount and (b) the benefits payable to Mr. Baum under all tax qualified retirement plans maintained by the Corporation. The payment of the Severance/Retirement Amount would be suspended during any period during which Mr. Baum would be an employee or independent contractor of another company with a rate of compensation equal to or in excess of $12,000 per month, and in the event of Mr. Baum's disability, the payment would be reduced dollar for dollar by the amount of any disability benefits paid to Mr. Baum in accordance with the Corporation's disability program.

     In the event Mr. Baum is discharged without cause or resigns with good reason at any time within two years following the date a change of control occurs, he will also be entitled to receive from the Corporation for a period of three years from the date of termination of employment an amount equal to the aggregate of his base salary and his target bonus for the calendar year in which the date of termination occurs.

     For purposes of the Employment Agreement, "change of control" means (i) the acquisition (other than from the Corporation) by any person (other than the Corporation, its subsidiaries, any employee benefit plan or related trust sponsored or maintained by the Corporation or any of its subsidiaries and certain other specified persons) of the beneficial ownership of 30% or more of the voting power of the voting securities of the Corporation, (ii) individuals who on the date of the Employment Agreement constitute the Board of Directors (the "Incumbent Board") cease to constitute at least a majority of the Board, provided that any subsequent Board member whose election or nomination for election was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any individual whose initial assumption of office as a director is in connection with an actual or threatened election contest relating to the election of directors, (iii) the stockholders of the Corporation approve a reorganization, merger or consolidation (a "Business Consolidation"), with respect to which the beneficial owners of the voting securities of the Corporation immediately prior to the Business Combination do not following the Business Combination beneficially own, directly or indirectly, more than 60% of the voting power of the voting securities of the corporation resulting from the Business Combination in substantially the same proportion as their ownership of the voting power of the voting securities of the Corporation prior to the Business Combination or (iv) a complete liquidation or dissolution of the Corporation or the sale or other disposition of all or substantially all the assets of the Corporation to another person (with in the case of the sale or disposition of assets certain exceptions).

     The Employment Agreement also contains a non-competition and non-solicitation agreement on the part of Mr. Baum which covers the period of his employment under the Employment Agreement and the three years after any termination of employment.

PENSION BENEFITS

     The Salaried Pension Plan (the "Pension Plan") of the Corporation covers substantially all its salaried employees. The Pension Plan is a non-contributory, defined benefit plan providing for pensions based upon years of credited service and average annual base salary for the thirty-six consecutive months of highest earnings in the last ten years of service. Pension benefits become vested after five years of vesting service.

     The Pension Plan has been amended to establish a new benefit formula. The benefit formula for participants with five or more years of vesting service as of March 1, 1993 ("Class I Participants") was not changed. A new benefit formula was established for employees who become participants on or after March 1,

1993 and participants who did not have five years of vesting service as of March 1, 1993 ("Class II Participants").

     Pension Plan Tables I and II below present the estimated annual retirement benefits under the Pension Plan under both formulas for the average annual base salary and years of credited service indicated on the assumptions that full retirement benefits are payable and that the benefits will be paid in the form of a straight life annuity.

     Pension Plan Table I provides information for Class I Participants who receive up to 30 years of credited service. The pension for these participants is reduced by up to 66% of the employee's primary social security amount, but the retirement benefits shown do not reflect the deduction. Messrs. Corn, Conrad, Ellenburg, Callahan and Keefer are Class I Participants.

     Pension Plan Table II provides information for Class II Participants who receive up to 35 years of credited service. The retirement benefit of these participants is equal to a percentage of average annual base salary plus an additional percentage of the amount by which average annual base salary exceeds average annual social security covered compensation for the year of the employee's termination of employment or retirement, whichever is earlier, and the preceding 34 years. The retirement benefits shown in the table are based on average annual social security covered compensation for the 35-year period through and including 1993. Mr. Baum will be a Class II Participant.

                              PENSION PLAN TABLE I

                       ESTIMATED ANNUAL RETIREMENT BENEFITS FOR YEARS OF CREDITED SERVICE
  AVERAGE                                          INDICATED
  ANNUAL           --------------------------------------------------------------------------
BASE SALARY        10 YR.          15 YR.           20 YR.           25 YR.           30 YR.
- -----------        ------          -------          -------          -------          -------
  100,000.......   27,500           41,250           55,000           60,000           65,000
  150,000.......   41,250           61,875           82,500           90,000           97,500
  200,000.......   55,000           82,500          110,000          120,000          130,000
  250,000.......   68,750          103,125          137,500          150,000          162,500
  300,000.......   82,500          123,750          165,000          180,000          195,000
  350,000.......   96,250          144,375          192,500          210,000          227,500

                             PENSION PLAN TABLE II

  AVERAGE          ESTIMATED ANNUAL RETIREMENT BENEFITS FOR YEARS OF CREDITED SERVICE INDICATED
  ANNUAL          ------------------------------------------------------------------------------
BASE SALARY       5 YR.      10 YR.      15 YR.      20 YR.      25 YR.      30 YR.      35 YR.
- -----------       ------     -------     -------     -------     -------     -------     -------
  100,000......    7,180      14,360      21,540      28,720      35,900      43,080      50,260
  150,000......   11,055      22,110      33,165      44,220      55,275      66,330      77,385
  200,000......   14,930      29,860      44,790      59,720      74,650      89,580     104,510
  250,000......   18,805      37,610      56,415      75,220      94,025     112,830     131,635
  450,000......   34,305      68,610     102,915     137,220     171,525     205,830     240,135
  550,000......   42,055      84,110     126,165     168,220     210,275     252,330     299,385

     Base salary is the only compensation taken into account for the purpose of determining the benefits under the Pension Plan. The salaries reflected in the Summary Compensation Table for Messrs. Conrad, Ellenburg, Callahan and Keefer for the last three years are the salaries which would have been taken into account had their service terminated on December 31, 1993. As of that date, Messrs. Conrad, Ellenburg, Callahan and Keefer had 18, 18, 19 and 18 years of credited service, respectively. Mr. Corn retired with an average annual base salary of $350,004 and 18 years of credited service for purposes of the Pension Plan.

     Sections 401(a)(17) and 415 of the Internal Revenue Code limit, respectively, the amount of compensation which may be used in calculating pension benefits, and the maximum amount of annual benefits which may be paid, under tax-qualified retirement plans such as the Pension Plan. The Corporation has a Supplemental Excess Retirement Plan which authorizes the payment from general funds of the Corporation of any benefits calculated under the provisions of the Pension Plan which may be above the limits under these Sections.

     The Pension Plan provides that if the Pension Plan is terminated within three years following a change of control and if upon such termination there exist excess Pension Plan assets, then all active participants in the Pension Plan who are not otherwise vested will become fully vested, and any excess assets will be allocated among all (i) active participants, (ii) retirees who began receiving benefits under the Pension Plan at the time of termination of their employment and (iii) beneficiaries of the foregoing proportionately on the basis of their respective benefits payable under the Pension Plan as of its termination date. A change of control is deemed to have occurred under the same circumstances that a change of control is deemed to have occurred under the Corporation's Severance Plan described below. This provision of the Pension Plan may not be amended for three years following a change of control.

     Mr. Baum is entitled to a Severance/Retirement Amount under certain circumstances as provided under "Employment Agreement" above. The
Severance/Retirement Amount is subject to reduction in the event Mr. Baum becomes entitled to pension benefits under the Pension Plan.

SEVERANCE BENEFITS

     The Corporation has a severance plan (the "Severance Plan") under which eligible employees are entitled to a severance allowance in the event of termination of employment following a change of control (the "Severance Plan"). All non-represented full-time salaried employees and all non-represented full-time hourly employees of the Corporation and its domestic subsidiaries are entitled to participate. Under the Severance Plan, an eligible employee whose employment is terminated by employer action other than for cause following a change of control (with a few exceptions) or who resigns under certain circumstances following a change of control is entitled to a severance allowance, equal to two weeks' earnings for each full year the employee has been employed plus earned but unused vacation pay. For purposes of determining the severance allowance, an employee's earnings include his or her regular rate of salary for the calendar year in which the change of control occurs plus bonuses earned for the preceding calendar year, reduced to a weekly average; provided, however, that if such earnings for the calendar year in which the termination occurs are higher, the higher earnings are used. The severance allowance is payable semi-monthly over the number of weeks of earnings to be paid, but payments cease upon the death of the former employee. Participation in any pension or medical plan in which the employee participated at the time of termination of employment also continues during the severance allowance payment period. The Severance Plan may not be amended or terminated for three years following a change of control.

     For purposes of the Severance Plan, a change of control is deemed to have occurred if (i) any person acquires the beneficial ownership of 30% or more of the voting power of the voting securities of the Corporation or after acquiring such voting power acquires an additional 5% or more of the voting power, unless two-thirds of the Corporation's "Continuing Directors" (as defined below) approve the acquisition in advance; (ii) a "Tender Offer" (as defined below) is commenced or announced, unless acceptance of the Tender Offer is recommended by two-thirds of the Continuing Directors or unless the Tender Offer is withdrawn or otherwise terminated without the acquisition of 30% or more of the voting power of the voting securities of the Corporation; (iii) less than 51% of the members of the Board of Directors of the Corporation are Continuing Directors; or (iv) the stockholders of the Corporation approve (a) a transaction providing for the merger or consolidation of the Corporation with another corporation, (b) a transaction providing for all or substantially all the assets of the Corporation to be acquired by or leased to another person or (c) the liquidation of the Corporation, unless the transaction or the liquidation has been approved by two-thirds of the Continuing Directors.

     As used in the Severance Plan, "Tender Offer" means an offer to acquire securities of the Corporation which after the completion of the offer may result in a person becoming the beneficial owner of 30% or more of the voting power of the voting securities of the Corporation or a beneficial owner of 30% or more of such voting power acquiring an additional 5% or more of the voting power; and "Continuing Director" means a director of the Corporation who either (i) was a director of the Corporation on March 31, 1988 or (ii) is an individual whose election or nomination for election as a director of the Corporation was approved by at least two-thirds of the directors then in office who were Continuing Directors, other than an individual whose initial assumption of office as a director is in connection with an actual or threatened election contest relating to the election of directors.

     The Corporation also has a Severance Pay Plan for Salaried and Hourly Non-Union Employees which covers substantially all its salaried employees and which provides for severance benefits in the event the Corporation reduces the workforce, eliminates the covered employee's position or closes or sells the facility at which the covered employee is employed. The payments under this plan are one week of base salary multiplied by years of service. None of the persons named in the Summary Compensation Table above could receive severance payments in excess of $100,000 under this plan and payments under this plan are not made if payments are made under the Severance Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Corporation has a $45,000,000 revolving credit facility with a group of banks, including Integra Bank/North, which participates in such facility to the extent of $5,000,000. Integra Bank/North is a wholly owned subsidiary of Integra Financial Corporation, of which Mr. Carroll is President and Chief Operating Officer. The Corporation is entitled to make borrowings under this facility at current interest rates the Corporation may select from several interest rate options. As of December 31, 1992, $14,000,000 was borrowed under the revolving credit facility. No additional amounts were borrowed by the Corporation during 1993 and the full amount of the borrowings was repaid during 1993 so there were no outstanding borrowings under the revolving credit agreement as of December 31, 1993.

     The Corporation and a trust for the benefit of the three children of Mr. Ross are parties to a lease pursuant to which the Corporation leases a warehouse and office space in Miami, Florida at an annual rental of $84,000 plus taxes. The lease expires on December 31, 1995.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     At the beginning of 1993, the members of the Compensation Committee were Kenton E. McElhattan (Chairman), Dr. Gardner and Messrs. McClelland, William J. McFate and Quentin E. Wood. In February 1993, Dr. Gardner replaced Mr. McElhattan as Chairman and Mr. Fetterolf was elected a member of the Committee. Messrs. McElhattan, McFate and Wood did not stand for reelection as directors at the 1993 Annual Meeting and Mr. McQuaide was added to the Committee in May 1993. Mr. Wood was Chief Executive Officer of the Corporation from 1976 to July 1988. Mr. McFate was General Counsel of the Corporation from 1963 through May 1993.

     During 1993, there were, and there presently are, no interlocking relationships, as defined in regulations of the Securities and Exchange Commission, involving members of the Compensation Committee.

ORGANIZATION AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Organization and Compensation Committee is comprised of four independent directors. During 1993, the Committee worked extensively with a compensation consultant. The Committee (i) establishes policy regarding executive compensation, (ii) recommends to the Board of Directors salary and cash incentive compensation for the Chief Executive Officer, (iii) reviews and approves salaries and cash compensation for the Corporation's other executive officers and other senior executives, (iv) makes all stock option grants and share awards to executive officers under stockholder approved stock incentive plans and (v) supervises the administration of the Corporation's executive compensation program. A major emphasis of the Committee is to relate executive compensation to corporate performance and stockholder value.

     An Unusual Year. This year's Committee report describes an unusual year. During 1992, the Corporation's Chief Executive Officer, Jack W. Corn, announced his intention to retire as an officer no later than

October 1993. A new CEO, Herbert M. Baum, was employed in June 1993. He had been a top executive with Campbell Soup Company. A special committee of Board members worked with an executive search firm and the same compensation consultant that has been retained by the Committee in developing the compensation package for Mr. Baum. The Committee as well as the full Board of Directors approved the compensation arrangements which became the basis for a reevaluation and change in the Corporation's executive compensation program effective at the beginning of 1994.

     The remainder of this report describes the compensation program as it existed for 1993, describes the new CEO's compensation package and provides information with respect to the Corporation's executive compensation program for 1994 and subsequent years.

     1993 Compensation Program. Because he had announced his intention to retire during 1993, the Committee did not adjust Mr. Corn's base salary for 1993 and he did not receive in 1993 a contingent award under either the Corporation's short or long-term incentive plans. Mr. Corn also was not granted a stock option during 1993 although upon retirement the period during which he could exercise his outstanding stock options following termination of employment was extended.

     In recent years, annual compensation for the executive officers has included a base salary which was reviewed by the Committee on an annual basis and a cash bonus, if earned, under a short-term incentive plan. Long-term compensation has been provided under a long-term cash incentive plan and by stock options.

     The salaries of the executive officers have been primarily based on the experience of each executive officer in his or her position with the Corporation and on individual performance. For 1993, the executive officers, exclusive of Mr. Corn as provided above, in general received lower than usual salary increases because of the Corporation's unsatisfactory 1992 financial results. One executive officer received a greater than usual salary increase for 1993 to bring his salary in line with his duties and during 1993 two of the executive officers received additional salary increases to reflect the responsibilities of their positions.

     For 1993, in the case of executive officers with corporate-wide responsibility the performance goals under the short-term incentive plan were tied to specific corporate earnings per share ("EPS") and return on average equity ("ROE") targets. These goals were given substantially equal weight. For executive officers with operating units, bonuses could be earned in part (up to 30%) based on the same performance goals but primarily on specific operating profit and return on capital targets at the operating unit level. These goals were also given substantially equal weight. The performance measures and targets were established by the Committee in February 1993 based on the Corporation's operating plan for 1993 as approved by the Board of Directors. The targets for the executive officers named in the Summary Compensation Table (other than Messrs. Baum and Corn) were either 35% or 40% of base salary but threshold and best efforts amounts equal to 50% and 150% of the target awards were provided for as well. No bonuses were, however, earned by any of the Corporation's executive officers for 1993 under the short-term incentive plan.

     The Committee, through the compensation consultant and other sources, has had access to information with respect to the salaries and bonuses by position of executives at companies with comparable sales. In the past and for 1993 this information has been taken into account but has not been given significant weight by the Committee in part because of the Corporation's disappointing financial performance. Annual salaries and related bonus targets have been below and in some cases well below the 50th percentile of general industry executive pay for comparably-sized companies. No particular attention has been paid to the compensation paid by the companies in the peer group for which information is provided in the stockholder return performance graph. In December 1993, the Committee decided on an executive compensation philosophy for future years of providing 50th percentile competitive compensation.

     Under the Corporation's long-term incentive plan which was adopted in 1992, contingent cash payments were provided in 1992 and then again in 1993. The payments are earned at the end of a three-year period only if performance goals tied to specific EPS and ROE targets for the three-year period are achieved. The contingent cash payments have been provided only to those executive officers who have been responsible for setting long-term business strategy. The contingent cash payments for 1993 were provided by the Committee in February 1993 for the 1993-1995 award cycle only to the persons named in the Summary Compensation

Table (other than Messrs. Baum and Corn) and one other executive officer who retired in August 1993. As with the short-term plans, the targets for the executive officers were either 35% or 40% of base salary. Although the EPS and ROE performance measures under the long-term plan are the same as the measures for all or part of the awards under the short-term plan, the goals under the long-term plan are more difficult to achieve. Part of the target contingent cash payments may be earned if one goal is achieved but the other is not or 90% of either goal or both goals is achieved. The long-term incentive plan is described in more detail in this Proxy Statement under the caption "Compensation of Executive Officers-Long Term Incentive Plan."

     Stock options have traditionally been granted annually by the Committee in the third calendar quarter. As a result of the reevaluation of the executive compensation program, action on 1993 stock options, except for Mr. Baum (see below) and one other new executive officer, was postponed. In December 1993, stock options were granted under the Corporation's 1986 Stock Option Plan to 24 persons, including all the Corporation's executive officers except Mr. Baum. The number of stock options granted to each person was based upon responsibilities, past performance and potential future contributions and not on the number of stock options previously received. The terms of the stock options were substantially the same as in prior years except that the period during which stock options may be exercised following termination of employment was generally extended to three years. The 1993 grant to each executive officer was, however, contingent upon his or her executing an Employee Non-Competition, Confidential Information and Non-Solicitation Agreement between the Corporation and the executive officer.

     New CEO Compensation Package. Mr. Baum's compensation package was developed to provide a strong performance incentive to improve the Corporation's financial and stock performance and to create a fair transition for Mr. Baum from his previous compensation arrangement.

     Mr. Baum's annualized base salary was established at $450,000, which is approximately the 50th percentile of general industry executive pay for comparably-sized companies. His target annual bonus incentive is 50% of base salary, which is also competitive for the CEO position within general industry, and he may earn an annual bonus of 100% of base salary upon attainment of a maximum performance objective. For 1993, at Mr. Baum's suggestion his targeted and maximum performance goals were established to be the same as the target and best efforts goals established under the Corporation's short-term incentive plan for executive officers with corporate-wide responsibility prior to the time Mr. Baum was employed. As stated above, none of the executive officers earned a bonus under the short-term plan for 1993 so Mr. Baum also did not earn a bonus. If earned, his 1993 bonus would have been prorated based on time employed. Mr. Baum's bonus arrangement is in lieu of his participation in any other cash bonus or cash incentive plan arrangement of the Corporation.

     In addition to the base salary and bonus, as an inducement to enter into an Employment Agreement with the Corporation, Mr. Baum received a special bonus of $850,000 and the Corporation agreed to award Mr. Baum 60,000 shares of the Corporation's Capital Stock, of which 40,000 shares would be subject to restrictions. Twenty thousand of the restricted shares vested on January 1, 1994 and 20,000 shares vest on January 1, 1995. Mr. Baum also received nonstatutory stock options for 150,000 shares of the Corporation's Capital Stock at the time he entered into the Employment Agreement.

     Mr. Baum agreed to purchase 30,000 shares of the Corporation's Capital Stock to establish a substantial share ownership interest. The shares were purchased in the open market at share prices of $11.75 and $11.88. In turn, the Corporation agreed upon consummation of the purchase to grant Mr. Baum nonstatutory stock options for an additional 120,000 shares of the Corporation's Capital Stock and to award Mr. Baum 30,000 additional shares of Capital Stock, of which 15,000 shares would be subject to restrictions. Three thousand of the restricted shares vest each August from 1994 through 1998.

     Of the stock options, options for 110,000 shares were granted at the fair market value of the Corporation's Capital Stock on the date of grant. The remaining stock options were granted at exercise prices ranging from $2 to $6 per share in excess of fair market value on the date of grant.

     In recommending approval of the Employment Agreement, the Committee stated that even though the compensation package offered would not reimburse Mr. Baum for all the compensation he could have received from his prior employer, it considered the compensation package as adequate in view of the offer of the top executive position and the challenge to turn the Corporation around. The Committee also noted that the compensation package was weighted towards compensation reflecting increased stockholder value. Additional information regarding the share awards, the stock options and other provisions of the Employment Agreement between the Corporation and Mr. Baum is set forth above in other portions of this Proxy Statement.

     New Executive Compensation Program. The executive compensation program approved by the Committee for 1994 and subsequent years is as follows: (i) Base salary increases will be made to bring the salaries of the executive officers more in line with the Corporation's 50th percentile philosophy, (ii) the annual bonus plan has been revised to include new performance measures designed to better relate to the individual executive's annual performance, (iii) a new long-term incentive compensation program has been implemented which provides for the grant of stock options and the award of restricted performance shares, subject to stockholder approval of the Corporation's 1994 Stock Incentive Plan and (iv) share ownership goals for corporate executives have been established, which are ownership of corporate stock having a fair market value equivalent to two-times annual base salary for the Chief Executive Officer and the President and Chief Operating Officer and one-times annual base salary for all other executive officers. The long-term incentive plan adopted in 1992 has been discontinued and the executive officers who received contingent awards under this plan and have also been designated to receive restricted performance shares for the 1994-1996 performance cycle under the 1994 Stock Incentive Plan have agreed that their contingent awards under the 1992 plan will be terminated unearned if the stockholder approval is obtained and their restricted performance shares are awarded. The compensation consultant was very much involved with the development of the new program.

     The Committee intends to structure the Corporation's executive compensation so that the annual bonus program and the long-term compensation will be tied to objective performance standards. If stockholder approval of the 1994 Stock Incentive Plan is obtained, awards of restricted performance shares as well as grants of stock options under this Plan will not be subject to the deductibility limitation of Section 162(m) of the Internal Revenue Code.

         Thomas A. Gardner, Chairman         W. Craig McClelland
         C. Frederick Fetterolf              Delbert J. McQuaide

STOCKHOLDER RETURN PERFORMANCE GRAPH

     The following line graph compares the cumulative total stockholder return on the Corporation's Capital Stock over the years 1989-1993 against the cumulative total return of the Standard and Poor's 500 Stock Index and the cumulative total return of peer issuers selected by the Corporation over the same period. The graph assumes a $100 investment on December 31, 1988 in the Corporation's Capital Stock, the Index and the peer group, and the cumulative total return assumes the reinvestment of dividends.

     The peer group selected by the Corporation includes the Corporation and the following petroleum refiners and marketers: Ashland Oil, Inc., Diamond Shamrock, Inc., Getty Petroleum Corp., Holly Corporation, Pennzoil Company, Sun Company, Inc., Tesoro Petroleum Corporation, Tosco Corp., Total Petroleum, N.A., Ultramar Corp. and Valero Energy Corporation. The peer group was selected from a group of refiners and marketers included in a Standard & Poors Research Report prepared for the Corporation.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
           AMONG THE CORPORATION, S&P 500 STOCK INDEX AND PEER GROUP


                          1988       1989       1990        1991        1992        1993
Quaker State             100.00      89.32      71.75       92.46       86.88      106.06
S&P 500                  100.00     131.69     127.60      166.47      179.15      197.21
Peer Group               100.00     130.44      97.97      109.53      101.77      122.70



                            APPROVAL OF ADOPTION OF
                           1994 STOCK INCENTIVE PLAN

     The 1994 Stock Incentive Plan (the "Plan") was adopted by the Corporation's Board of Directors on December 16, 1993 but has since been amended to include provisions deemed necessary or advisable as a result of new Section 162(m) of the Internal Revenue Code of 1986 (the "Code") relating to the deductibility of executive compensation for Federal income tax purposes. If stockholder approval of the Plan is obtained, the effective date of the Plan will be December 16, 1993.

     The Board of Directors recommends that the stockholders vote "FOR" approval of adoption of the Plan. Unless otherwise directed therein, the proxies solicited hereby will be voted for approval of adoption of the Plan.

     The principal features of the Plan are summarized below, but the summary is qualified in its entirety by the full text of the Plan, which is set forth as Exhibit A to this Proxy Statement.

GENERAL

     The purposes of the Plan are to encourage eligible employees of the Corporation and its subsidiaries to increase their efforts to make the Corporation and each subsidiary more successful, to provide an additional inducement for such employees to remain with the Corporation or a subsidiary, to reward such employees by providing an opportunity to acquire shares of the Corporation's Capital Stock on favorable terms and to provide a means through which the Corporation may attract able persons to enter the employ of the Corporation or one of its subsidiaries. Those key employees of the Corporation or any subsidiary (including, but not limited to, covered employees as defined in Section 162(m)(3) of the Code) who share responsibility for the management, growth or protection of the business of the Corporation or any subsidiary are eligible to be granted stock options and other awards under the Plan.

     The aggregate number of shares of the Corporation's Capital Stock which may be issued under the Plan is 1,250,000 shares, subject to proportionate adjustment in the event of stock splits and similar events. The maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any one employee during any calendar year is 200,000 shares, subject to adjustment and substitution as set forth in Section 7. No stock options or other awards may be granted under the Plan subsequent to December 15, 2003.

     If any stock option granted under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject to the stock option will again be available for purposes of the Plan, except that to the extent that alternative stock appreciation rights granted in conjunction with a stock option under the Plan are exercised and the related stock option surrendered the number of shares available for purposes of the Plan will be reduced by the number of shares of Capital Stock issued upon exercise of the alternative stock appreciation rights. If shares of Capital Stock are forfeited to the Corporation pursuant to the restrictions applicable to restricted shares awarded under the Plan, the shares forfeited will not again be available for purposes of the Plan unless during the period the shares were outstanding the grantee received no dividends or other benefits of ownership from the shares. For the purpose of applying this standard, no benefit is deemed to be derived from voting rights or where dividends accumulate but due to forfeiture are never realized. To the extent performance shares are not earned, the number of shares is again available for purposes of the Plan.

     The shares of the Corporation's Capital Stock which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each.

ADMINISTRATION

     The Plan is required to be administered by a Committee appointed by the Board of Directors and consisting of not less than two members of the Board, none of whom is eligible to participate in the Plan. The Board has appointed the Organization and Compensation Committee of the Board (the "Committee") as the Committee to administer the Plan.

     The Committee has the power to interpret the Plan and to prescribe rules, regulations and procedures in connection with the operation of the Plan. All questions of interpretation and application of the Plan, or as to grants or awards under the Plan, are subject to the determination of the Committee, which will be final and binding.

     The Committee has full authority, in its discretion, to grant awards under the Plan and to determine the employees to whom awards will be granted and the number of shares to be covered by each award. In determining the eligibility of any employee, as well as in determining the number of shares to be covered by an award and the type or types of awards to be made, the Committee will consider the position and the responsibilities of the employee being considered, the nature and value to the Corporation or a subsidiary of the employee's services, the employee's present and/or potential contribution to the success of the Corporation or a subsidiary and such other factors as the Committee may deem relevant.

STOCK OPTIONS

     The Committee has authority, in its discretion, to grant incentive stock options (stock options qualifying under Section 422 of the Code), nonstatutory stock options (stock options not qualifying under Section 422 or 423 of the Code) or both types of stock options (but not in tandem). The Committee may grant alternative stock appreciation rights in conjunction with incentive stock options or nonstatutory stock options and may grant cash payment rights in conjunction with nonstatutory stock options.

     The option price for each stock option will be such price as the Committee, in its discretion, determines but will not be less than 100% of the fair market value of the Capital Stock on the date of grant of the stock option, except that in the case of an incentive stock option granted to an employee who owns more than 10% of the outstanding shares of the Corporation's Capital Stock (a "Ten Percent Employee"), the option price will not be less than 110% of such fair market value. Fair market value for all purposes under the Plan is the mean between the highest and lowest sales prices per share of the Corporation's Capital Stock as quoted in the NYSE-Composite Transactions listing in The Wall Street Journal for the date as of which fair market value is determined. On March 15, 1994, the fair market value of a share of the Corporation's Capital Stock, as so computed, was $13 7/8.

     Each stock option will be exercisable at such time or times as the Committee, in its discretion, determines, except that no stock option will be exercisable after the expiration of ten years (five years in the case of an incentive stock option granted to a Ten Percent Employee) from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

     Unless the Committee, in its discretion, otherwise determines, the following provisions in this paragraph will apply in the event of the termination of employment of the optionee. If the employment of the optionee is voluntarily terminated with the consent of the Corporation or a subsidiary, the optionee becomes entitled to a severance benefit under the Corporation's Severance Pay Plan for Salaried and Hourly Non-Union Employees (the "Severance Pay Plan") or the optionee retires under any retirement plan of the Corporation or a subsidiary, all outstanding stock options held by the optionee will be exercisable by the optionee (but only to the extent exercisable immediately prior to the termination of employment) at any time prior to the expiration date of the stock option or within three years after the date of termination of employment, whichever is the shorter period, and to the extent not exercisable will terminate. Following the death of an optionee during employment, all outstanding stock options held by the optionee at the time of death will be exercisable in full (whether or not so exercisable immediately prior to the death of the optionee) by the person entitled to do so under the Will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, at any time prior to the expiration date of the stock option or within three years after the date of death of the optionee, whichever is the shorter period. Unless the expiration date of a stock option is extended following a termination of employment after the occurrence of certain events (see "Additional Rights in Certain Events" below), if the employment of the optionee terminates for any reason other than voluntary termination with the consent of the Corporation or a subsidiary, severance under the Severance Pay Plan, retirement under any retirement plan of the Corporation or a subsidiary or death, all outstanding stock options held by the optionee at the time of the termination of employment will terminate.

     Unless the Committee, in its discretion, otherwise determines, the option price for each stock option will be payable in full in cash at the time of exercise; however, in lieu of cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Corporation previously owned shares of the Corporation's Capital Stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased, except that any portion of the option price representing a fraction of a share must be paid in cash and no shares of Capital Stock which have been held less than six months may be delivered in payment of the option price of a stock option. The Corporation will cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person.

     For incentive stock options, the aggregate fair market value (determined on the date of grant) of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing the employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation may not exceed $100,000. If the exercise date of incentive stock options is accelerated pursuant to any provision of the Plan or any stock option agreement (see "Additional Rights in Certain Events" below) and the acceleration would result in the violation of this limitation, then, subject to the provisions of the next sentence, the exercise dates of such incentive stock options will be accelerated only to the extent, if any, that does not result in a violation of the limitation and, in any such event, the exercise dates of the incentive stock options with the lowest option prices will be accelerated first. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 limitation and even if such incentive stock options would as a result be converted in whole or in part into nonstatutory stock options.

     Unless the Committee, in its discretion, otherwise determines, (i) no stock option granted under the Plan will be transferable other than by Will or by the laws of descent and distribution and (ii) a stock option may be exercised during an optionee's lifetime only by the optionee.

     Alternative stock appreciation rights. Alternative stock appreciation rights granted in conjunction with an incentive stock option may only be granted at the time of the stock option grant. Alternative stock appreciation rights granted in conjunction with a nonstatutory stock option may be granted either at the time the stock option is granted or at any time during the term of the stock option.

     Alternative stock appreciation rights are exercisable to the extent that the related stock option is exercisable and only by the same person who is entitled to exercise the related stock option. An alternative stock appreciation right entitles the optionee to surrender the related stock option or any portion thereof without exercising the stock option and to receive from the Corporation that number of shares of the Corporation's Capital Stock having an aggregate fair market value on the date of exercise of the alternative stock appreciation right equal to the excess of the fair market value of one share of the Corporation's Capital Stock on such date over the option price per share times the number of shares covered by the stock option or portion thereof which is surrendered. Alternative stock appreciation rights granted under the Plan may not be settled in cash.

     Cash payment rights. Cash payment rights granted in conjunction with a nonstatutory stock option entitle the person who is entitled to exercise the stock option, upon exercise of the stock option, or any portion thereof, to receive cash from the Corporation (in addition to the shares of the Corporation's Capital Stock to be received upon exercise of the stock option) equal to a percentage (not greater than 100%) determined by the Committee of the excess of the fair market value of a share of the Corporation's Capital Stock on the date of exercise over the option price per share, multiplied by the number of shares covered by the stock option, or portion thereof, which is exercised. Cash payment rights may be used by the Committee to provide funds to the option holder to pay the income taxes payable upon exercise of a nonstatutory stock option. (see "Federal Income Taxes--Nonstatutory Stock Options" below).

     Subject to the foregoing and the other provisions of the Plan, stock options granted under the Plan may be, exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as are determined, in its discretion, by the Committee. The grant of each stock option, setting forth the terms and conditions of each stock option grant, will be set forth in a stock option agreement between the Corporation and the optionee.

RESTRICTED SHARES

     Restricted shares of the Corporation's Capital Stock may be awarded by the Committee which will be subject to such restrictions (which may include restrictions on the right to transfer or encumber the shares while subject to restriction) as the Committee may impose thereon and be subject to forfeiture if certain events (which may, in the discretion of the Committee, include termination of employment and/or performance-based events) specified by the Committee occur prior to the lapse of the restrictions. The number of restricted shares awarded to the grantee, the restrictions imposed thereon, the duration of the restrictions, the events the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as the Committee, in its discretion, deems appropriate will be set forth in a restricted share agreement between the Corporation and the grantee.

     Following a restricted share award and prior to the lapse or termination of the applicable restrictions, share certificates for the restricted shares will be held by the Corporation in escrow. The Committee, in its discretion, may determine that dividends and other distributions on the shares held in escrow will not be paid to the grantee until the lapse or termination of the applicable restrictions. Upon the lapse or termination of the restrictions (and not before), the share certificates will be delivered to the grantee. From the date a restricted share award is effective, however, the grantee will be a stockholder with respect to the restricted shares and will have all the rights of a stockholder with respect to the shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares, subject only to the preceding provisions of this paragraph and the other restrictions imposed by the Committee.

     Restricted Performance Shares. Under the Corporation's new executive compensation program applicable to 1994 and future years (see "Organization and Compensation Report on Executive Compensation--New Executive Compensation Program" included elsewhere in this Proxy Statement), it is contemplated that the Committee will award restricted performance shares with three-year performance cycles. The number of shares awarded will be subject to forfeiture if three-year average return on average equity ("Average ROE") and three-year cumulative earnings per share ("Cumulative EPS") goals established by the Committee are not achieved. The Average ROE percentage and the Cumulative EPS figure will be calculated from the consolidated financial statements of the Corporation and its subsidiaries, excluding (1) the effect of changes in Federal income tax rates, (ii) the effect of unusual and extraordinary items as defined by Generally Accepted Accounting Principles ("GAAP") and (iii) the cumulative effect of changes in accounting principles in accordance with GAAP. The Cumulative EPS figure will also be calculated using primary net income per share, excluding the effect of share distributions for which under GAAP net income per share is adjusted.

     The restricted performance shares for a particular three-year performance cycle and the performance goals to apply to these shares will be established by the Committee in the year prior to the first year of the three-year performance cycle except that the employees designated to receive restricted performance shares for the three-year performance cycle 1994-1996 and the performance goals to apply to these shares was determined by the Committee at meetings some of which were held in 1994 prior to the mailing of this Proxy Statement. The award of restricted performance shares for the three-year performance cycle 1994-1996 to the designated employees is, however, contingent on and will be effective only upon the approval of adoption of the Plan by the Corporation's stockholders at the Annual Meeting. The restricted performance shares will not be issued until stockholder approval is obtained. No restricted performance shares will be deemed to have vested unless the Committee certifies in writing that the performance goals and the other material terms of the award have been satisfied.

     The Committee has designated 22 employees, including all the Corporation's executive officers except Mr. Baum, to receive restricted performance shares for the 1994-1996 performance cycle. The number of shares to be awarded to the present executive officers named in the Summary Compensation Table, to all executive offficers of the Corporation as a group and to all employees of the Corporation and its subsidiaries as a group is as follows: Mr. Baum, none; Mr. Conrad, 11,700 shares; Mr. Ellenburg, 5,500 shares; Mr. Callahan, 2,900 shares; Mr. Keefer; 5, 500 shares, all executive officers as a group, including those named, 51,800 shares; and all employees as a group, including those named, 63,400 shares.

PERFORMANCE SHARES

     The Committee may award performance shares which will entitle the grantee to receive up to the number of shares of the Corporation's Capital Stock covered by the award at the end of or at a specified time or times during a specified award period contingent upon the extent to which one or more predetermined performance targets are satisfied during the award period. The performance target or targets may be expressed in terms of earnings per share, return on stockholder equity, operating profit, return on capital employed or such other measures of accomplishment by the Corporation or a subsidiary, or any branch, department or other portion thereof, or the grantee individually, as may be established, in its discretion, by the Committee. The performance target or targets may vary for different award periods and need not be the same for each grantee receiving an award for an award period. The performance target or targets and such other terms and conditions of the award of the performance shares as the Committee, in its discretion, deems appropriate will be set forth in a performance share agreement between the Corporation and the grantee.

     At any time prior to the end of an award period, the Committee may adjust downward (but not upward) the performance target or targets as a result of major events unforeseen at the time of the award, such as changes in the economy, in the industry or laws affecting the operations of the Corporation or a subsidiary, or any branch, department or other portion thereof, or any other event the Committee determines would have a significant impact upon the probability of attaining the previously established performance target or targets. The Committee, in its discretion, may determine that grantees are entitled to any dividends or other distributions that would have been paid on earned performance shares had the shares been outstanding during the period from the award to the payment of the performance shares.

     If prior to the close of an award period the employment of a grantee of performance shares is voluntarily terminated with the consent of the Corporation or a subsidiary, the grantee becomes entitled to a severance benefit under the Severance Pay Plan, the grantee retires under any retirement plan of the Corporation or a subsidiary or the grantee dies, the Committee, in its discretion, may determine to pay to the grantee all or part of the performance shares based upon the extent to which the Committee determines the performance target or targets have been achieved and such other factors the Committee may deem relevant. Unless performance shares are deemed to have been fully earned as a result of the occurrence of certain events (see "Additional Rights in Certain Events" below), if the employment of a grantee of an award of performance shares terminates prior to the time the performance shares have been earned for any other reason, the unearned performance shares will be deemed not to have been earned.

OTHER SHARES

     The Committee, in its discretion, may from time to time make other awards of shares of the Corporation's Capital Stock under the Plan as an inducement to the grantee to enter the employment of the Corporation or a subsidiary, in recognition of the contribution of the grantee to the performance of the Corporation or a subsidiary, or any branch, department or other portion thereof, in recognition of the grantee's individual performance or on the basis of such other factors as the Committee may deem relevant.

ADDITIONAL RIGHTS IN CERTAIN EVENTS

     The Plan provides for certain additional rights upon the occurrence of one or more events described in Section 8 of the Plan ("Section 8 Events"). A
Section 8 Event is deemed to have occurred, with certain exceptions, when

          (i) the Corporation acquires actual knowledge that any person (other than the Corporation, a subsidiary or any employee benefit plan sponsored by the Corporation) has acquired beneficial ownership, directly or indirectly, of securities representing 30% or more of the voting power of the Corporation,

          (ii) a tender offer is made to acquire securities of the Corporation entitling the holders thereof to 30% or more of the voting power of the Corporation,

          (iii) a solicitation subject to Rule 14a-11 under the Securities Exchange Act of 1934 (the "1934 Act") (or any successor Rule) relating to the election or removal of 50% or more of the Board or any class of the Board is made by any person other than the Corporation or less than 51% of the members of the Board are Continuing Directors (as defined below) or

          (iv) the stockholders of the Corporation approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Corporation as a result of which the stockholders of the Corporation immediately prior to the transaction will not hold, directly or indirectly, immediately following the transaction a majority of the voting power of (1) in the case of a merger or consolidation, the surviving or resulting corporation, (2) in the case of a share exchange, the acquiring corporation or (3) in the case of a division or sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 10% of the consolidated assets of the Corporation immediately prior to the transaction.

     A "Continuing Director" means a director of the Corporation who either (i) was a director of the Corporation on the effective date of the Plan or (ii) is an individual whose election, or nomination for election, as a director of the Corporation was approved by a vote of at least two-thirds of the directors then still in office who were Continuing Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Corporation which would be subject to Rule 14a-11 under the 1934 Act (or any successor Rule)).

     Subject to the provisions of Section 4 of the Plan limiting such rights in the case of incentive stock options, unless the agreement between the Corporation and the optionee or grantee otherwise provides, if any Section 8 Event occurs (i) all outstanding stock options will become immediately and fully exercisable, (ii) all stock options held by an optionee whose employment with the Corporation or a subsidiary terminates within one year of any Section 8 Event for any reason other than voluntary termination with the consent of the Corporation or a subsidiary, severance under the Severance Pay Plan, retirement under any retirement plan of the Corporation or a subsidiary or death will be exercisable for a period of three years from the date of such termination of employment, but in no event after the expiration date of the stock option, (iii) all restrictions applicable to restricted shares awarded under the Plan will lapse and (iv) all performance shares awarded under the Plan will be deemed to have been fully earned as of the date of the Section 8 Event, regardless of the attainment or nonattainment of any performance target.

POSSIBLE ANTI-TAKEOVER EFFECT

     The provisions of the Plan providing for the acceleration of the exercise date of stock options, the lapse of restrictions applicable to restricted shares and the deemed earnout of performance shares upon the occurrence of a Section 8 Event, and for the extension of the period during which stock options may be exercised upon termination of employment following a Section 8 Event, may be considered as having an anti-takeover effect.

MISCELLANEOUS

     The Board of Directors may amend or terminate the Plan at any time, provided that without stockholder approval no amendment of the Plan may (i) increase the total number of shares which may be issued under the Plan, (ii) increase the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any one employee during any calendar year, (iii) materially increase the benefits accruing under the Plan to persons subject to the provisions of Section 16(b) of the 1934 Act, (iv) materially modify the requirements as to eligibility for participation in the Plan by persons subject to the provisions of Section 16(b), (v) make any changes in the class of employees eligible to receive incentive stock options or (vi) extend the duration of the Plan. No amendment or termination of the Plan may, without the written consent of the holder of an outstanding grant or award under the Plan, adversely affect the rights of such holder with respect thereto.

     If an optionee or grantee of restricted shares or performance shares (i) engages in the operation or management of a business which is in competition with the Corporation or any of its subsidiaries (ii) induces or attempts to induce any person having a business relationship with the Corporation or any of its subsidiaries to cease doing business with the Corporation or any of its subsidiaries or in any way interferes with any such business relationship or
(iii) solicits any employee of the Corporation or any of its subsidiaries to leave the employment thereof or in any way interferes with such employment relationship, the Committee, in its discretion, may terminate all outstanding options held by the optionee, immediately declare forfeited all restricted shares held by the grantee as to which the restrictions have not yet lapsed or cancel the performance share award made to the grantee. Clause (i) of this paragraph does not apply, however, if there has been an extension of the expiration date of the stock options, the restrictions on the restricted shares have lapsed or the performance shares are deemed to have been fully earned as a result of the occurrence of a Section 8 Event.

     The Committee may accept the cancellation of outstanding stock options or the contribution or surrender of restricted shares in return for the grant of new stock options for the same or a different number of shares and at the same or a different option price or for restricted shares with different restrictions.

SECTION 16(B) UNDER 1934 ACT

     Executive officers of the Corporation are subject to Section 16(b) of the 1934 Act. Under Release 34-28869, Rule 16b-6 and Rule 16b-3 of the Securities and Exchange Commission presently applicable to the Plan,

          (i) the grant of a stock option or alternative stock appreciation rights to an executive officer under the Plan is not considered a purchase of the Corporation's Capital Stock for Section 16(b) purposes;

          (ii) the delivery to the Corporation of shares of previously owned Capital Stock by an executive officer in payment of the option price upon exercise of a stock option granted under the Plan is not considered a sale of the shares delivered for Section 16(b) purposes; and

          (iii) the acquisition of shares of the Corporation's Capital Stock by an executive officer upon the exercise of a stock option or alternative stock appreciation rights granted under the Plan, and the acquisition of restricted shares and performance shares under the Plan are not considered purchases for Section 16(b) purposes, unless the shares acquired are disposed of within six months of the date of grant of the stock option, the date of award of the restricted shares or the date performance shares are earned, as the case may be; except that a purchase for Section 16(b) purposes is considered to be involved upon exercise of a stock option granted under the Plan if on the date of exercise the fair market value of the shares acquired is less than the option price paid for the shares.

WITHHOLDING

     Income or employment taxes may be required to be withheld by the Corporation or a subsidiary in connection with the exercise of a nonstatutory stock option or alternative stock appreciation rights, at the time restricted shares are awarded or vest or performance shares are earned or upon the receipt by the optionee or grantee of cash in payment of cash payment rights or dividends on restricted shares which have not vested. The optionee or grantee will be required to pay the Corporation or subsidiary the amount required to be withheld in cash, except that the optionee or grantee may elect to have shares of the Corporation's Capital Stock which would otherwise be received withheld, or may elect to deliver previously owned shares of the Corporation's Capital Stock to the Corporation or subsidiary, to satisfy the withholding obligation. Special rules for making the election to have shares withheld apply to optionees or grantees who are subject to the provisions of Section 16(b) of the 1934 Act.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of stock options and other awards under present law.

     Incentive Stock Options. An optionee does not recognize any taxable income for Federal income tax purposes upon receipt of an incentive stock option or, generally, upon the exercise of an incentive stock option, whether the option price is paid in whole or in part in cash or shares of the Corporation's Capital Stock. The exercise of an incentive stock option generally will result in an increase in an optionee's taxable income for alternative minimum tax purposes.

     If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent "disqualifying disposition" (generally, a sale, gift or other disposition within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee's tax basis in the shares disposed of is treated as a long-term capital gain, and any loss is treated as a long-term capital loss. In the event of a "disqualifying disposition," the difference between the fair market value of the shares received on the date of exercise and the option price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee's tax basis in the shares) is treated as compensation received by the optionee and is taxable in the year of disposition. Any additional gain is taxable as a capital gain and any loss as a capital loss, which is long-term or short-term depending on whether the shares were held for more than one year. Under proposed regulations, special rules apply in determining the compensation income recognized upon a "disqualifying disposition" if the option price of the incentive stock option is paid in shares of the Corporation's Capital Stock or, in certain limited circumstances, if the optionee is subject to Section 16(b) of the 1934 Act. If shares of Capital Stock received upon the prior exercise of an incentive stock option are transferred to the Corporation in payment of the option price of an incentive stock option within either of the periods referred to above, the transfer is considered a "disqualifying disposition" of the shares transferred, but, under proposed regulations, only compensation income determined as stated above, and no capital gain or loss, is recognized.

     If the employment of an optionee terminates, any incentive stock option held by the optionee that is not terminated will be converted into a nonstatutory stock option, with the tax consequences described below, if it is not exercised within three months from the date of termination (or one year from the date of termination if the optionee is disabled).

     Neither the Corporation nor any of its subsidiaries is entitled to a deduction for compensation paid with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a "disqualifying disposition." If an amount is treated as compensation received by an optionee because of a "disqualifying disposition," the Corporation or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Nonstatutory Stock Options. An optionee does not recognize any taxable income for Federal income tax purposes upon receipt of a nonstatutory stock option.

     Upon the exercise of a nonstatutory stock option with cash, the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price is generally treated as compensation received in the year of exercise.

     If the option price of a nonstatutory stock option is paid in whole or in part in shares of the Corporation's Capital Stock, no income, gain or loss is recognized on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the nonstatutory stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise is generally treated as compensation income received on the date of exercise.

     Optionees who are subject to Section 16(b) of the 1934 Act are subject to a special Federal income tax rule upon the exercise of a nonstatutory stock option
(i) if the exercise is within six months of the date of grant or (ii) in the event the fair market value of the shares acquired is less than the option price on the date of exercise. In these situations, unless an election provided for in
Section 83(b) of the Code is made to be taxed as of the date of exercise, the amount taxable as provided above is determined instead as of the date of expiration of the period following exercise during which the sale of the shares received could subject the optionee to liability under Section 16(b) (the "Section 16(b) restriction period"). The "fair market value" of shares, as used in this discussion of Federal income tax consequences, is determined without regard to the fact that the optionee is a person subject to Section 16(b).

     In each instance that an amount is treated as compensation received, the Corporation or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Alternative stock appreciation rights. An optionee does not recognize any taxable income for Federal income tax purposes upon receipt of alternative stock appreciation rights. Upon the exercise of alternative stock appreciation rights, the fair market value of the shares received, determined as of the date of exercise, and any cash received in lieu of a fraction of a share, is generally treated as compensation received in the year of exercise. Optionees who are subject to Section 16(b) of the 1934 Act are subject to a special Federal income tax rule if the exercise of alternative stock appreciation rights is within six months of the date of grant. In this situation, unless an election provided for in Section 83(b) of the Code is made to be taxed as of the date of exercise, the amount taxable as provided above is determined instead as of the date of expiration of the Section 16(b) restriction period. In each instance that an amount is treated as compensation received, the Corporation or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Cash Payment Rights. An optionee does not recognize any taxable income for Federal income tax purposes upon receipt of cash payment rights. Any cash received in payment of cash payment rights is treated as compensation received in the year in which the related stock option is exercised. In each instance that an amount is treated as compensation received, the Corporation or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Restricted Shares. A grantee of restricted shares, including restricted performance shares, does not recognize any taxable income for Federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). If a grantee is subject to Section 16(b) of the 1934 Act on the date of the award, the shares generally are deemed to be subject to restrictions (in addition to the restrictions imposed by the award) for at least six months following the date of the award. However, a grantee may elect under
Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the grantee does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse is treated as compensation income to the grantee and is taxable in the year the restrictions lapse. In each instance that an amount is treated as compensation received, the Corporation or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Performance Shares. A grantee of performance shares does not recognize any taxable income for Federal income tax purposes upon receipt of the award. Any shares of the Corporation's Capital Stock received pursuant to the award are treated as compensation income received generally in the year in which the shares are received. If the grantee is subject to Section 16(b) of the 1934 Act on the date of receipt, the grantee generally will not recognize compensation income until the expiration of six months from the date of receipt, unless the grantee makes an election under Section 83(b) of the Code to recognize compensation income on the date of receipt. In each case, the amount of compensation income is the fair market value of the shares on the date compensation income is recognized. In each instance that the amount is treated as compensation received, the Corporation or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Other Shares. Any shares of the Corporation's Capital Stock received pursuant to an award of shares is treated as compensation income received by the grantee generally in the year in which the grantee receives the shares. If the grantee is subject to Section 16(b) of the 1934 Act on the date of receipt of the shares, the grantee generally does not recognize compensation income until the expiration of six months from the date of receipt, unless the grantee makes an election under Section 83(b) of the Code to recognize compensation income on the date of receipt. In each case, the amount of compensation income is the fair market value of the shares on the date compensation income is recognized. In each instance that the amount is treated as compensation received, the Corporation or one of its subsidiaries generally is entitled to a corresponding deduction in the same amount for compensation paid.

     Other Tax Matters. The acceleration of the exercise date of a stock option or the exercise of a stock option, the lapse of restrictions on restricted shares or the deemed earnout of performance shares following the occurrence of a
Section 8 Event, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the optionee or grantee on certain amounts associated with the stock option and certain payments of the Corporation's Capital Stock resulting from such lapse of restrictions on restricted shares or deemed earnout of performance shares and (ii) the loss of a compensation deduction which would otherwise be allowable to the Corporation or one of its subsidiaries.

     Under Section 162(m) of the Code, the Corporation or one of its subsidiaries may lose a compensation deduction, which would otherwise be allowable, for all or a part of the compensation paid in the form of (i) restricted shares other than restricted performance shares, (ii) performance shares or (iii) other share awards, to any employee if, as of the close of the tax year, the employee is the Chief Executive Officer of the Corporation or is among the four highest compensated officers for that tax year (other than the Chief Executive Officer) for whom total compensation is required to be reported to stockholders under the 1934 Act, if the total compensation paid to such employee exceeds $1,000,000. The provisions of the Plan were drafted so that the
Section 162(m) deduction limitation should not apply to compensation resulting from the exercise of nonstatutory stock options granted, or the vesting of restricted performance shares awarded, under the Plan.

VOTE REQUIRED

     Under Delaware law, the affirmative vote of the holders of a majority of the shares of the Corporation's Capital Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, a quorum being present, is necessary for the approval of the adoption of the Plan. The aggregate number of shares for which a vote "For," "Against" or "Abstain" is made is counted for the purpose of determining the minimum number of affirmative votes required for approval, and the total number of votes cast "For" approval is counted for the purpose of determining whether sufficient votes are received. An abstention from voting on a matter by a stockholder present in person or represented by proxy and entitled to vote has the same legal effect as a vote "Against" the matter.

                            APPROVAL OF ADOPTION OF
                          1994 NON-EMPLOYEE DIRECTORS'
                               STOCK OPTION PLAN

     The 1994 Non-Employee Directors' Stock Option Plan (the "Plan") was adopted by the Corporation's Board of Directors on December 16, 1993, subject to approval by the Corporation's stockholders. If stockholder approval is obtained, the Plan will become effective on the date of the Annual Meeting.

     The Board of Directors recommends that the stockholders vote "FOR" approval of adoption of the Plan. Unless otherwise directed therein, the proxies solicited hereby will be voted for approval of adoption of the Plan.

     The principal features of the Plan are summarized below. The summary is qualified in its entirety by the full text of the Plan, which is set forth as Exhibit B to this Proxy Statement.

GENERAL

     The purposes of the Plan are to promote the long-term success of the Corporation by creating a long-term mutuality of interests between the non-employee directors and the stockholders of the Corporation, to provide an additional inducement for the non-employee directors to remain with the Corporation and to provide a means through which the Corporation may attract able persons to serve as directors of the Corporation.

     The aggregate number of shares which may be issued, and as to which stock options may be granted, under the Plan is 100,000 shares of the Corporation's Capital Stock, subject to proportionate adjustment in the event of stock splits and similar events. If any stock option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject to the stock option will again be available for purposes of the Plan.

     The shares of the Corporation's Capital Stock which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each.

ADMINISTRATION

     The Plan is required to be administered by a Committee appointed by the Board of Directors and consisting of not less than two members of the Board. The Board has appointed the Organization and Compensation Committee of the Board (the "Committee") as the Committee to administer the Plan.

     The Committee has the power to interpret the Plan and to prescribe rules, regulations and procedures in connection with the operation of the Plan. All questions of interpretation and application of the Plan, or as to stock options granted under the Plan, are subject to the determination of the Committee, which will be final and binding.

     Notwithstanding the discretion to administer the Plan granted to the Committee, the selection of the directors to whom stock options are to be granted, the timing of stock option grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option are as set forth in the Plan. The Committee has no discretion as to these matters.

     The grant of each stock option will be confirmed by a stock option agreement between the Corporation and the grantee.

STOCK OPTIONS

     On the third business day following the day of each Annual Meeting of Stockholders in the years 1994 through 2003, each person who is then a member of the Board of Directors of the Corporation and who is not then an employee of the Corporation or any of its subsidiaries will be granted a "nonstatutory stock option" to purchase 1,000 shares of the Corporation's Capital Stock. A nonstatutory stock option is a stock option which does not qualify under Section 422 or 423 of the Internal Revenue Code of 1986 (the "Code"). If the number of shares remaining available for the grant of stock options under the Plan on one of such days is not sufficient for each non-employee director to be granted an option for 1,000 shares, then each non-employee director will be granted an option for a number of whole shares equal to the number of shares then remaining available under the Plan divided by the number of non-employee directors, disregarding any fraction of a share.

     The option price for each stock option will be the fair market value of the Corporation's Capital Stock on the date the stock option is granted. Fair market value, for this purpose, will generally be the mean between the highest and lowest sale prices per share of the Capital Stock as quoted in the NYSE-Composite Transactions listing in The Wall Street Journal on the date of grant. On March 15, 1994, the fair market value of a share of the Corporation's Capital Stock, as so computed, was $13 7/8.

     No stock option may be exercised during the first six months of its term except in the event of the death of the optionee or unless the exercise date of the stock option has been accelerated upon the occurrence of one or more of the events described under "Acceleration of Options in Certain Events" below. No stock option may be exercised after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

     If an optionee's service as a director terminates for any reason other than resignation, removal for cause or death, any outstanding stock option will be exercisable (but only if exercisable by the director immediately prior to ceasing to be a director) at any time prior to the expiration date of the stock option or within three years after the optionee ceases to be a director, whichever is the shorter period. If a director resigns or is removed from office for cause, any outstanding stock option which is not yet exercisable will terminate and any outstanding stock option which is exercisable must be exercised prior to the expiration date of the stock option or within three months after the optionee ceases to be a director, whichever is the shorter period. Following the death of an optionee during service as a director, any outstanding stock option held by the optionee at the time of death (whether or not exercisable by the optionee immediately prior to death) will be exercisable by the person entitled to do so under the Will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, at any time prior to the expiration date of the stock option or within three years after the date of death of the optionee, whichever is the shorter period.

     The option price for each stock option will be payable in full in cash at the time of exercise; however, in lieu of cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Corporation previously owned shares of the Corporation's Capital Stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased, except that any portion of the option price representing a fraction of a share must be paid in cash and no shares of Capital Stock which have been held less than six months may be delivered in payment of the option price. The Corporation will cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person.

     No stock option granted under the Plan is transferable other than by Will or by the laws of descent and distribution, and a stock option may be exercised during an optionee's lifetime only by the optionee or the optionee's guardian or legal representative. These restrictions on transferability will not, however, apply to the extent the restrictions are not at any time required for the grant of stock options under the Plan to qualify for the exemption under Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act").

     Subject to the foregoing and the other provisions of the Plan, any stock options granted under the Plan may be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the stock option agreement.

ACCELERATION OF OPTIONS IN CERTAIN EVENTS

     The Plan provides that all outstanding stock options granted under the Plan will become immediately and fully exercisable upon the occurrence of one or more events described in Section 6 of the Plan ("Section 6 Events"). A Section 6 Event is deemed to have occurred, with certain exceptions, when

          (i) the Corporation acquires actual knowledge that any person (other than the Corporation, a subsidiary or any employee benefit plan sponsored by the Corporation) has acquired beneficial ownership, directly or indirectly, of securities representing 30% or more of the voting power of the Corporation,

          (ii) a tender offer is made to acquire securities of the Corporation entitling the holders thereof to 30% or more of the voting power of the Corporation,

          (iii) a solicitation subject to Rule 14a-11 under the 1934 Act (or any successor Rule) relating to the election or removal of 50% or more of the Board or any class of the Board is made by any person other than the Corporation or less than 51% of the members of the Board are Continuing Directors (as defined below) or

          (iv) the stockholders of the Corporation shall approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Corporation as a result of which the stockholders of the Corporation immediately prior to the transaction will not hold, directly or indirectly, immediately following the transaction a majority of the voting power of (1) in the case of a merger or consolidation, the surviving or resulting corporation, (2) in the case of a share exchange, the acquiring corporation or (3) in the case of a division or sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 10% of the consolidated assets of the Corporation immediately prior to the transaction.

     A "Continuing Director" means a director of the Corporation who either (i) was a director of the Corporation on the effective date of the Plan or (ii) is an individual whose election, or nomination for election, as a director of the Corporation was approved by a vote of at least two-thirds of the directors then still in office who were Continuing Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Corporation which would be subject to Rule 14a-11 under the 1934 Act (or any successor Rule)).

POSSIBLE ANTI-TAKEOVER EFFECT

     The provisions of the Plan providing for the acceleration of the exercise date of stock options upon the occurrence of a Section 6 Event may be considered as having an anti-takeover effect.

MISCELLANEOUS

     The Board of Directors may amend or terminate the Plan at any time, provided that no such termination will terminate any outstanding stock option and provided further that no amendment of the Plan may (i) be made without stockholder approval if stockholder approval of the amendment is at the time required under Rule 16b-3 (or any successor Rule) or by the rules of any stock exchange on which the Corporation's Capital Stock may then be listed, (ii) amend more than once every six months the provisions of the Plan relating to the selection of the directors to whom stock options are to be granted, the timing of stock option grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option other than to comport with changes in the Code or the rules and regulations thereunder or (iii) otherwise amend the Plan in any manner that would cause stock options under the Plan not to qualify for the exemption provided by Rule 16b-3 (or any successor Rule). No amendment or termination of the Plan may, without the written consent of the holder of a stock option theretofore granted under the Plan, adversely affect the rights of the holder with respect to the stock option.

     Notwithstanding the preceding paragraph, the Board of Directors has the power to amend the Plan in any manner deemed necessary or advisable for stock options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor Rule), and any such amendment will, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Plan.

SECTION 16(B) UNDER 1934 ACT

     Directors of the Corporation are subject to Section 16(b) of the 1934 Act. Under Release 34-28869, Rule 16b-6 and Rule 16b-3 of the Securities and Exchange Commission presently applicable to the Plan,

          (i) the grant of a stock option to a director under the Plan is not considered a purchase of the Corporation's Capital Stock for Section 16(b) purposes,

          (ii) the delivery to the Corporation of shares of previously owned Capital Stock by a director in payment of the option price upon exercise of a stock option granted under the Plan is not considered a sale of the shares delivered for Section 16(b) purposes, and

          (iii) the acquisition of shares of the Corporation's Capital Stock by a director upon exercise of a stock option granted under the Plan is not considered a purchase for Section 16(b) purposes unless the shares acquired upon exercise are disposed of within six months of the date of grant; except that a purchase for Section 16(b) purposes is considered to be involved upon exercise of a stock option granted under the Plan if on the date of exercise the fair market value of the shares acquired is less than the option price paid for the shares.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of nonstatutory stock options under present law.

     A director does not recognize any taxable income for Federal income tax purposes upon receipt of a nonstatutory stock option.

     Upon the exercise of a nonstatutory stock option with cash, the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price is generally treated as compensation received in the year of exercise.

     If the option price is paid in whole or in part in shares of the Corporation's Capital Stock, no income, gain or loss is recognized on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, is generally treated as compensation received on the date of exercise.

     Directors are subject to a special Federal income tax rule upon the exercise of a nonstatutory stock option (i) if the exercise is within six months of the date of grant or (ii) in the event the fair market value of the shares acquired is less than the option price on the date of exercise. In these situations, unless an election provided for in Section 83(b) of the Code is made to be taxed as of the date of exercise, the amount taxable as provided above is determined instead as of the date of expiration of the period following exercise during which the sale of the shares received could subject the director to liability under Section 16(b) of the 1934 Act. The

"fair market value" of shares, as used in this discussion of Federal income tax consequences, is determined without regard to the fact that the director is a person subject to Section 16(b).

     In each instance that an amount is treated as compensation received, the Corporation generally is entitled to a corresponding deduction in the same amount for compensation paid.

     The acceleration of the exercise date of a stock option or the exercise of a stock option following the occurrence of a Section 6 Event, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the optionee on certain amounts associated with the stock option and (ii) the loss of the compensation deduction which would otherwise be allowable to the Corporation.

VOTE REQUIRED

     Under Delaware law, the affirmative vote of the holders of a majority of the shares of the Corporation's Capital Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, a quorum being present, is necessary for the approval of the adoption of the Plan. The aggregate number of shares for which a vote "For," "Against" or "Abstain" is made is counted for the purpose of determining the minimum number of affirmative votes required for approval, and the total number of votes cast "For" approval is counted for the purpose of determining whether sufficient votes are received. An abstention from voting on a matter by a stockholder present in person or represented by proxy and entitled to vote has the same legal effect as a vote "Against" the matter.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has appointed Coopers & Lybrand as independent auditors to audit the financial statements of the Corporation and its subsidiaries for the year 1994. Coopers & Lybrand has audited the financial statements of the Corporation and its subsidiaries since the Corporation was organized in 1931. Representatives of Coopers & Lybrand are expected to be present at the Annual Meeting. The representatives will have the opportunity to make a statement if they choose to do so and will be available to respond to appropriate questions.

     The Board of Directors recommends that the stockholders vote "FOR" the ratification of the appointment of Coopers & Lybrand. Unless otherwise directed therein, the proxies solicited hereby will be voted for the ratification of the appointment of Coopers & Lybrand. In the event the stockholders fail to ratify the appointment, the Board will consider such vote as a direction to appoint other independent auditors for the year 1995. Coopers & Lybrand has advised the Corporation that no member of its firm has any direct or material indirect financial interest in the Corporation or any of its subsidiaries.

VOTE REQUIRED

     Under Delaware law, the affirmative vote of the holders of a majority of the shares of the Capital Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, a quorum being present, is necessary for the ratification of the appointment of Coopers & Lybrand. The aggregate number of shares for which a vote "For," "Against" or "Abstain" is made is counted for the purpose of determining the minimum number of affirmative votes required for ratification, and the total number of votes cast "For" ratification is counted for the purpose of determining whether sufficient votes are received. An abstention from voting on a matter by a stockholder present in person or represented by proxy and entitled to vote has the same legal effect as a vote "Against" the matter.

                                 OTHER MATTERS

     No business other than that set forth above is expected to come before the Annual Meeting or any adjournment thereof. Should other business properly come before the Meeting or any adjournment thereof, the proxy holders will vote upon the same according to their discretion and best judgment.

                            EXPENSES OF SOLICITATION

     The cost of the solicitation of proxies for the Annual Meeting will be paid by the Corporation. In addition to solicitation of proxies by mail, the officers and regular employees of the Corporation may solicit proxies in person or by telegraph or telephone. Brokers, banks and their nominees will be requested by the Corporation to forward proxy soliciting material and the Annual Report to Stockholders to beneficial owners of shares held of record by them, and the Corporation will reimburse them for reasonable out-of-pocket expenses incurred in doing so.

     The Corporation has also engaged Morrow & Co., Inc. ("Morrow") to aid in the solicitation of proxies. Morrow has advised the Corporation that its services will include contacting brokers, banks, nominees and individual holders of record owning a large number of shares. It is anticipated that the Corporation will pay Morrow $6,500 for its services, plus expenses.

                           1995 STOCKHOLDER PROPOSALS

     A proposal submitted by a stockholder for the regular Annual Meeting to be held in 1995 must be received by the Secretary, Quaker State Corporation, 255 Elm Street, Oil City, Pennsylvania 16301 on or prior to December 5, 1994 in order to be eligible to be included in the Corporation's Proxy Statement for that Meeting.

                                            By Order of the Board of Directors,

                                            Gerald W. Callahan,
                                            Vice President, General Counsel
                                              and Secretary

                                                                       EXHIBIT A

                            QUAKER STATE CORPORATION
                           1994 STOCK INCENTIVE PLAN

     The purposes of the 1994 Stock Incentive Plan (the "Plan") are to encourage eligible employees of Quaker State Corporation (the "Corporation") and its Subsidiaries to increase their efforts to make the Corporation and each Subsidiary more successful, to provide an additional inducement for such employees to remain with the Corporation or a Subsidiary, to reward such employees by providing an opportunity to acquire shares of the Capital Stock, par value $1.00 per share, of the Corporation (the "Capital Stock") on favorable terms and to provide a means through which the Corporation may attract able persons to enter the employ of the Corporation or one of its Subsidiaries. For the purposes of the Plan, the term "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                                   SECTION 1
                                 ADMINISTRATION

     The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Corporation (the "Board") and consisting of not less than two members of the Board, each of whom at the time of appointment to the Committee and at all times during service as a member of the Committee shall be (i) a "disinterested person" as then defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor Rule and (ii) an "outside director" under Section 162(m)(4)(C) of the Internal Revenue Code of 1986 (the "Code"), or any successor provision.

     The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to grants or awards under the Plan, shall be subject to the determination of the Committee, which shall be final and binding.

     The Committee shall keep records of action taken. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members of the Committee, shall be the acts of the Committee.

                                   SECTION 2
                                  ELIGIBILITY

     Those key employees of the Corporation or any Subsidiary (including, but not limited to, covered employees as defined in Section 162(m)(3) of the Code, or any successor provision) who share responsibility for the management, growth or protection of the business of the Corporation or any Subsidiary shall be eligible to be granted stock options (with or without alternative stock appreciation rights and/or cash payment rights) and to receive awards of restricted, performance and other shares as described herein.

     Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant stock options (with or without alternative stock appreciation rights and/or cash payment rights) and to award restricted, performance and other shares as described herein and to determine the employees to whom any such grant or award shall be made and the number of shares to be covered thereby. In determining the eligibility of any employee, as well as in determining the number of shares covered by each grant or award and whether alternative stock appreciation rights and/or cash payment rights shall be granted in conjunction with a stock option, the Committee shall consider the position and the responsibilities of the employee being considered, the nature and value to the Corporation or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Corporation or a Subsidiary and such other factors as the Committee may deem relevant.

                                   SECTION 3
                        SHARES AVAILABLE UNDER THE PLAN

     The aggregate number of shares of the Capital Stock that may be issued and as to which grants or awards may be made under the Plan is 1,250,000 shares, subject to adjustment and substitution as set forth in Section 7. If any stock option granted under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan, except that to the extent that alternative stock appreciation rights granted in conjunction with a stock option under the Plan are exercised and the related stock option surrendered the number of shares available for purposes of the Plan shall be reduced by the number of shares of Capital Stock issued upon exercise of such alternative stock appreciation rights. If shares of Capital Stock are forfeited to the Corporation pursuant to the restrictions applicable to restricted shares awarded under the Plan, the shares so forfeited shall not again be available for purposes of the Plan unless during the period such shares were outstanding the grantee received no dividends or other benefits of ownership from such shares. For the purpose of applying this standard, no benefit is deemed to be derived by a grantee from voting rights or where dividends accumulate but due to forfeiture are never realized. To the extent any performance shares are not earned, the number of shares shall again be available for purposes of the Plan.

     The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each.

                                   SECTION 4
                      GRANT OF STOCK OPTIONS, ALTERNATIVE
                       STOCK APPRECIATION RIGHTS AND CASH
                    PAYMENT RIGHTS AND AWARD OF RESTRICTED,
                          PERFORMANCE AND OTHER SHARES

     The Committee shall have authority, in its discretion, (i) to grant "incentive stock options" pursuant to Section 422 of the Code, to grant "nonstatutory stock options" (i.e., stock options which do not qualify under Sections 422 or 423 of the Code) or to grant both types of stock options (but not in tandem), (ii) to award restricted shares, (iii) to award performance shares and (iv) to make other share awards, all as provided herein. The Committee also shall have the authority, in its discretion, to grant alternative stock appreciation rights in conjunction with incentive stock options or nonstatutory stock options with the effect provided in Section 5(D) and to grant cash payment rights in conjunction with nonstatutory stock options with the effect provided in Section 5(E). Alternative stock appreciation rights granted in conjunction with an incentive stock option may only be granted at the time the incentive stock option is granted. Cash payment rights may not be granted in conjunction with incentive stock options. Alternative stock appreciation rights and/or cash payment rights granted in conjunction with a nonstatutory stock option may be granted either at the time the stock option is granted or at any time thereafter during the term of the stock option.

     During the duration of the Plan, the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any one employee during any calendar year is 200,000 shares, subject to adjustment and substitution as set forth in Section 7. For the purposes of this limitation, any adjustment or substitution made pursuant to Section 7 with respect to the maximum number of shares set forth in the preceding sentence shall also be made with respect to any shares subject to stock options or share awards previously granted under the Plan to such employee during the same calendar year.

     Notwithstanding any other provision contained in the Plan or in any agreement referred to in Section 5(I), but subject to the possible exercise of the Committee's discretion contemplated in the last sentence of this paragraph, the aggregate fair market value, determined as provided in Section 5(J) on the date of grant, of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more of such incentive stock options could first be exercised would be accelerated pursuant to any provision of the Plan or any stock option agreement, and the acceleration of such exercise date would result in a violation of the limitation set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such incentive stock options shall be accelerated only to the date or dates, if any, that do not result in a violation of such limitation and, in such event, the exercise dates of the incentive stock options with the lowest option prices shall be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 limitation set forth in the first sentence of this paragraph and even if such incentive stock options are thereby converted in whole or in part to nonstatutory stock options.

     The Committee may accept the cancellation of outstanding stock options or the contribution or surrender of restricted shares in return for the grant of new stock options for the same or a different number of shares and at the same or a different option price or for restricted shares with different restrictions.

                                   SECTION 5
                 STOCK OPTIONS, ALTERNATIVE STOCK APPRECIATION
                         RIGHTS AND CASH PAYMENT RIGHTS

     Stock options, alternative stock appreciation rights and cash payment rights granted under the Plan shall be subject to the following terms and conditions:

          (A) The purchase price at which each stock option may be exercised (the "option price") shall be such price as the Committee, in its discretion, shall determine but shall not be less than one hundred percent (100%) of the fair market value per share of the Capital Stock covered by the stock option on the date of grant, except that in the case of an incentive stock option granted to an employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary (a "Ten Percent Employee"), the option price shall not be less than one hundred ten percent (110%) of such fair market value on the date of grant. For purposes of this Section 5(A), the fair market value of the Capital Stock shall be determined as provided in Section 5(J). For purposes of this Section 5(A), an individual (i) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a stockholder, partner or beneficiary.

          (B) The option price for each stock option shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of cash the person exercising the stock option may (if authorized by the Committee at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option) pay the option price in whole or in part by delivering to the Corporation shares of the Capital Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(J), equal to the option price for the shares being purchased, except that
     (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Capital Stock which have been held for less than six months may be delivered in payment of the option price of a stock option. Delivery of shares, if authorized, may also be accomplished through the effective transfer to the Corporation of shares held by a broker or other agent. The Corporation will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, unless the Committee, in its discretion, shall otherwise determine at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option, the exercise of the stock option shall not be deemed to occur and no shares of Capital Stock will be issued by the Corporation upon exercise of the stock option until the Corporation has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Capital Stock which may be issued under the Plan as provided in Section 3.

          (C) Each stock option shall be exercisable at such time or times as the Committee, in its discretion, shall determine, except that no stock option shall be exercisable after the expiration of ten years (five years in the case of an incentive stock option granted to a Ten Percent Employee) from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

          (D) Alternative stock appreciation rights granted in conjunction with a stock option shall entitle the person exercising the alternative stock appreciation rights to surrender the related stock option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of the Capital Stock having an aggregate fair market value on the date of exercise of the alternative stock appreciation rights equal to the excess of the fair market value of one share of the Capital Stock on such date of exercise over the option price per share times the number of shares covered by the related stock option, or portion thereof, which is surrendered. Alternative stock appreciation rights shall be exercisable to the extent that the related stock option is exercisable and only by the same person who is entitled to exercise the related stock option; provided, however, that alternative stock appreciation rights granted in conjunction with an incentive stock option shall not be exercisable unless the then fair market value of the Capital Stock exceeds the option price of the shares subject to the incentive stock option. Cash shall be paid in lieu of any fractional shares. The date of exercise of alternative stock appreciation rights shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the alternative stock appreciation rights shall be considered for all purposes to be the owner of the shares to be received. To the extent that a stock option as to which alternative stock appreciation rights have been granted is exercised, cancelled, terminates or expires, the alternative stock appreciation rights shall be cancelled. For the purposes of this Section 5(D), the fair market value of the Capital Stock shall be determined as provided in Section 5(J).

          (E) Cash payment rights granted in conjunction with a nonstatutory stock option shall entitle the person who is entitled to exercise the stock option, upon exercise of the stock option or any portion thereof, to receive cash from the Corporation (in addition to the shares to be received upon exercise of the stock option) equal to such percentage as the Committee, in its discretion, shall determine not greater than one hundred percent (100%) of the excess of the fair market value of a share of the Capital Stock on the date of exercise of the stock option over the option price per share of the stock option times the number of shares covered by the stock option, or portion thereof, which is exercised. Payment of the cash provided for in this Section 5(E) shall be made by the Corporation as soon as practicable after the time the amount payable is determined. For purposes of this Section 5(E), the fair market value of the Capital Stock shall be determined as provided in Section 5(J).

          (F) Unless the Committee, in its discretion, shall otherwise determine, (i) no stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death and (ii) all stock options shall be exercisable during the lifetime of the grantee only by the grantee.

          (G) Subject to the provisions of Section 4 in the case of incentive stock options, unless the Committee, in its discretion, shall otherwise determine:

             (i) If the employment of a grantee is voluntarily terminated with the consent of the Corporation or a Subsidiary, the grantee becomes entitled to a severance benefit under the

        Corporation's Severance Pay Plan for Salaried and Hourly Non-Union Employees (the "Severance Plan") or a grantee retires under any retirement plan of the Corporation or a Subsidiary, any outstanding stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the termination of employment) at any time prior to the expiration date of such stock option or within three years after the date of termination of employment of the grantee, whichever is the shorter period, and to the extent not exercisable shall terminate;

             (ii) Following the death of a grantee during employment, any outstanding stock option held by the grantee at the time of death shall be exercisable in full (whether or not so exercisable by the grantee immediately prior to the death of the grantee) by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within three years after the date of death of the grantee, whichever is the shorter period;

             (iii) Following the death of a grantee after termination of employment during a period when a stock option is exercisable, the stock option shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative during the shorter of the following two periods: (i) until the expiration date of the stock option or (ii) within three years after the termination of employment of the grantee or one year after the date of death of the grantee (whichever is longer).

             (iv) Unless Section 8(C) applies following termination of employment, if the employment of a grantee terminates for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, severance under the Severance Plan, retirement under any retirement plan of the Corporation or a Subsidiary or death, all outstanding stock options held by the grantee at the time of such termination of employment shall automatically terminate.

     Whether termination of employment is a voluntary termination with the consent of the Corporation or a Subsidiary shall be determined, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.

          (H) If a grantee of a stock option (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(C) applies following termination of employment), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Corporation or any of its Subsidiaries to cease doing business with the Corporation or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Corporation or any of its Subsidiaries or (iii) solicits any employee of the Corporation or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Corporation or any of its Subsidiaries, the Committee, in its discretion, may immediately terminate all outstanding stock options held by the grantee. Whether a grantee has engaged in any of the activities referred to the preceding sentence which would cause the outstanding stock options to be terminated shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

          (I) All stock options, alternative stock appreciation rights and cash payment rights shall be confirmed by an agreement which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The agreement confirming a stock option shall specify whether the stock option is an incentive stock option or a nonstatutory stock option. The provisions of such agreements need not be identical.

          (J) Fair market value of the Capital Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (i) if the Capital Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Capital Stock as quoted in the NYSE-Composite Transactions listing for such date, (ii) if the Capital Stock is not listed on such exchange, the highest and lowest sales prices per share of Capital Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Capital Stock is listed or (iii) if the Capital Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Capital Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Capital Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Capital Stock shall be the mean between the bona fide bid and asked prices per share of Capital Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(J). If the fair market value of the Capital Stock cannot be determined on any basis previously set forth in this Section 5(J) for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Capital Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (K) The obligation of the Corporation to issue shares of the Capital Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Capital Stock may then be listed and
     (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

     Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, stock options, alternative stock appreciation rights and cash payment rights granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in
Section 5(I).

                                   SECTION 6
                   RESTRICTED SHARES, PERFORMANCE SHARES AND
                               OTHER SHARE AWARDS

(A) RESTRICTED SHARES

     Awards of restricted shares shall be confirmed by an agreement which shall set forth the number of shares of the Capital Stock awarded, the restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares (except as provided below) while such shares are subject to other restrictions imposed under this
Section 6(A)), the duration of such restrictions, events (which may, in the discretion of the Committee, include termination of employment and/or performance-based events) the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as shall be determined, in its discretion, by the Committee. The agreement shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The provisions of such agreements need not be identical. Awards of restricted shares shall be effective on the date determined, in its discretion, by the Committee.

     Following the award of restricted shares and prior to the lapse or termination of the applicable restrictions, share certificates for the restricted shares shall be issued in the name of the grantee and deposited with the Corporation in escrow together with related stock powers signed by the grantee. Except as provided in Section 7, the Committee, in its discretion, may determine that dividends and other distributions on the shares held in escrow shall not be paid to the grantee until the lapse or termination of the applicable restrictions. Unless otherwise provided, in its discretion, by the Committee, any such dividends or other distributions shall not bear interest. Upon the lapse or termination of the applicable restrictions (and not before such time), the grantee shall receive the share certificates for the restricted shares (subject to the provisions of Section 10) and unpaid dividends, if any. From the date the award of restricted shares is effective, the grantee shall be a stockholder with respect to all the shares represented by the share certificates and shall have all the rights of a stockholder with respect to all the restricted shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the preceding provisions of this paragraph and the other restrictions imposed by the Committee.

     If a grantee of restricted shares (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(D) applies), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Corporation or any of its Subsidiaries to cease doing business with the Corporation or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Corporation or any of its Subsidiaries or (iii) solicits any employee of the Corporation or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Corporation or any of its Subsidiaries, the Committee may immediately declare forfeited all restricted shares held by the grantee as to which the restrictions have not yet lapsed. Whether a grantee has engaged in any of the activities referred to in the preceding sentence which would cause the restricted shares to be forfeited shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

     Neither this Section 6(A) nor any other provision of the Plan shall preclude a grantee from transferring or assigning restricted shares to (i) the trustee of a trust that is revocable by such grantee alone, both at the time of the transfer or assignment and at all times thereafter prior to such grantee's death or (ii) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of restricted shares from such trustee to any person other than such grantee shall be permitted only to the extent approved in advance by the Committee in writing, and restricted shares held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable agreement as if such trustee were a party to such agreement.

     Restricted Performance Shares. Specifically, the Committee, in its discretion, may award restricted performance shares with three-year performance cycles which will vest if three-year average return on average equity ("Average ROE") and three-year cumulative earnings per share ('Cumulative EPS") goals established by the Committee are achieved. The Average ROE percentage and the Cumulative EPS figure will be calculated from the consolidated financial statements of the Corporation and its Subsidiaries, excluding (i) the effect of changes in Federal income tax rates, (ii) the effect of unusual and extraordinary items as defined by Generally Accepted Accounting Principles ("GAAP") and (iii) the cumulative effect of changes in accounting principles in accordance with GAAP. The Cumulative EPS figure will also be calculated using primary net income per share, excluding the effect of share distributions for which under GAAP net income per share is adjusted.

     The restricted performance shares for a particular three-year performance cycle and the performance goals to apply to these shares must be established in the year prior to the first year of the three-year period, except that the key employees designated to receive restricted performance shares for the three-year period 1994-1996 and the performance goals to apply to these shares were determined by the Committee on or prior to March 23, 1994. Restricted performance shares as to which the restrictions do not lapse will be forfeited. Awards of restricted performance shares need not be made every year.

     Dividends and other distributions (except dividends or other distributions payable in shares of the Corporation's Capital Stock) on the restricted performance shares held in escrow shall be paid by the Corporation to the grantees of the restricted performance shares at the time such dividends or other distributions would be payable to stockholders, unless the Committee, in its discretion, determines otherwise. It is intended that any compensation received by grantees of restricted performance shares will qualify as performance-based compensation under Section 162(m) of the Code and this portion of Section 6(A) shall be interpreted consistently with that intention.

(B) PERFORMANCE SHARES

     An award of performance shares shall entitle the grantee to receive up to the number of shares of Capital Stock covered by the award at the end of or at a specified time or times during a specified award period contingent upon the extent to which one or more predetermined performance targets have been met during the award period. All the terms and conditions of an award of performance shares shall be determined, in its discretion, by the Committee and shall be confirmed by an agreement which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

     The performance target or targets may be expressed in terms of earnings per share, return on stockholder equity, operating profit, return on capital employed or such other measures of accomplishment by the Corporation or a Subsidiary, or any branch, department or other portion thereof, or the grantee individually, as may be established, in its discretion, by the Committee. The performance target or targets may vary for different award periods and need not be the same for each grantee receiving an award for an award period.

     At any time prior to the end of an award period, the Committee may adjust downward (but not upward) the performance target or targets as a result of major events unforeseen at the time of the award, such as changes in the economy, in the industry or laws affecting the operations of the Corporation or a Subsidiary, or any branch, department or other portion thereof, or any other event the Committee determines would have a significant impact upon the probability of attaining the previously established performance target or targets.

     Payment of earned performance shares shall be made to grantees as soon as practicable after the shares have been earned. The Committee, in its discretion, may determine that grantees shall also be entitled to any dividends or other distributions that would have been paid on earned performance shares had the shares been outstanding during the period from the award to the payment of the performance shares. Unless otherwise provided, in its discretion, by the Committee, any such dividends or other distributions shall not bear interest.

     Unless otherwise provided in the agreement confirming the award of the performance shares, if prior to the close of an award period, the employment of a grantee of performance shares is voluntarily terminated with the consent of the Corporation or a Subsidiary, the grantee becomes entitled to a severance benefit under the Severance Plan, the grantee retires under any retirement plan of the Corporation or a Subsidiary or the grantee dies during employment, the Committee in its discretion, may determine to pay to the grantee all or part of the performance shares based upon the extent to which the Committee determines the performance target or targets have been achieved as of the date of termination of employment, retirement or death, the period of time remaining until the end of the award period and/or such other factors as the Committee may deem relevant. If the Committee, in its discretion, determines that all or any part of the performance shares shall be paid, payment shall be made to the grantee or the estate of the grantee as promptly as practicable following such determination.

     Except as otherwise provided in Section 8(E), if the employment of a grantee of an award of performance shares terminates prior to the time the performance shares have been earned for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, severance under the Severance Plan, retirement under any retirement plan of the Corporation or a Subsidiary or death, the unearned performance shares shall be deemed not to have been earned and such shares shall not be paid to the grantee.

     Whether termination of employment is a voluntary termination with the consent of the Corporation or a Subsidiary shall be determined, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.

     If a grantee of performance shares (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(E) applies), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Corporation or any of its Subsidiaries to cease doing business with the Corporation or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Corporation or any of its Subsidiaries or (iii) solicits any employee of the Corporation or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Corporation or any of its Subsidiaries, the Committee may immediately cancel the award. Whether a grantee has engaged in any of the activities referred to the preceding sentence which would cause the award of performance shares to be cancelled shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

(C) OTHER SHARE AWARDS

     The Committee, in its discretion, may from time to time make other awards of shares of Capital Stock under the Plan as an inducement to the grantee to enter the employment of the Corporation or a Subsidiary, in recognition of the contribution of the grantee to the performance of the Corporation or a Subsidiary, or any branch, department or other portion thereof, in recognition of the grantee's individual performance or on the basis of such other factors as the Committee may deem relevant. Capital Stock issued as a bonus pursuant to this Section 6(C) shall be issued for such consideration as the Committee shall determine in its sole discretion.

                                   SECTION 7
                     ADJUSTMENT AND SUBSTITUTION OF SHARES

     If a dividend or other distribution shall be declared upon the Capital Stock payable in shares of the Capital Stock, the number of shares of the Capital Stock subject to any outstanding stock options or performance share awards, the number of shares of the Capital Stock which may be issued under the Plan but are not subject to outstanding stock options or performance share awards and the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any employee during any calendar year under Section 4 on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the number of shares of the Capital Stock which would have been distributable thereon if such shares had been outstanding on such date. Shares of Capital Stock so distributed with respect to any restricted shares held in escrow shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares on which they were distributed.

     If the outstanding shares of the Capital Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Capital Stock subject to any then outstanding stock option or performance share award, and for each share of the Capital Stock which may be issued under the Plan but which is not then subject to any outstanding stock option or performance share award, the number and kind of shares of stock or other securities into which each outstanding share of the Capital Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee, in its discretion, any such stock or securities, as well as any cash or other property, into or for which any restricted shares held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was issued or distributed.

     In case of any adjustment or substitution as provided for in the first two paragraphs of this Section 7, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     If the outstanding shares of the Capital Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Capital Stock, (i) the Committee shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction, and (ii) unless otherwise determined by the Committee, in its discretion, any stock, securities, cash or other property distributed with respect to any restricted shares held in escrow or for which any restricted shares held in escrow shall be exchanged in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was distributed or exchanged.

     No adjustment or substitution provided for in this Section 7 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of restricted shares held in escrow shall be treated in the same manner as owners of Capital Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, unless otherwise determined by the Committee, in its discretion, any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted shares exchanged therefor.

     If any adjustment or substitution provided for in this Section 7 requires the approval of stockholders in order to enable the Corporation to grant incentive stock options, then no such adjustment or substitution shall be made without the required stockholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of the incentive stock option.

     Except as provided in this Section 7, a grantee shall have no rights by reason of any issue by the Corporation of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

                                   SECTION 8
                      ADDITIONAL RIGHTS IN CERTAIN EVENTS

(A) Definitions.

     For purposes of this Section 8, the following terms shall have the following meanings:

          (1) The term "Person" shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act as in effect on the effective date of the Plan.

          (2) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

          (3) A specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote); and "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote).

          (4) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Corporation (other than such an offer made by the Corporation or any Subsidiary), whether or not such offer is approved or opposed by the Board.

          (5) "Continuing Directors" shall mean a director of the Corporation who either (a) was a director of the Corporation on the effective date of the Plan or (b) is an individual whose election, or nomination for election, as a director of the Corporation was approved by a vote of at least two-thirds of the directors then still in office who were Continuing Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Corporation which would be subject to Rule 14a-11 under the 1934 Act, or any successor Rule).

          (6) "Section 8 Event" shall mean the date upon which any of the following events occurs:

             (a) The Corporation acquires actual knowledge that any Person other than the Corporation, a Subsidiary or any employee benefit plan(s) sponsored by the Corporation or a Subsidiary has acquired the Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling such Person to 30% or more of the Voting Power of the Corporation;

             (b) A Tender Offer is made to acquire securities of the Corporation entitling the holders thereof to 30% or more of the Voting Power of the Corporation; or

             (c) A solicitation subject to Rule 14a-11 under the 1934 Act (or any successor Rule) relating to the election or removal of 50% or more of the members of the Board or any class of the Board shall be made by any person other than the Corporation or less than 51% of the members of the Board shall be Continuing Directors; or

             (d) The stockholders of the Corporation shall approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Corporation as a result of which the stockholders of the Corporation immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 10% of the consolidated assets of the Corporation immediately prior to the transaction;

     provided, however, that (i) if securities beneficially owned by a grantee are included in determining the Beneficial Ownership of a Person referred to in paragraph 6(a), (ii) a grantee is required to be named pursuant to
     Item 2 of the Schedule 14D-1 (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in paragraph 6(b) or
     (iii) if a grantee is a "participant" as defined in Instruction 3 to Item 4 of Schedule 14A under the 1934 Act (or any successor Rule) in a solicitation (other than a solicitation by the Corporation) referred to in paragraph 6(c), then no Section 8 Event with respect to such grantee shall be deemed to have occurred by reason of such event.

(B) Acceleration of the Exercise Date of Stock Options.

     Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(I) shall otherwise provide, notwithstanding any other provision contained in the Plan, in case any "Section 8 Event" occurs all outstanding stock options (other than those held by a person referred to in the proviso to Section 8(A)(6)) shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

(C) Extension of the Expiration Date of Stock Options.

     Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(I) shall otherwise provide, notwithstanding any other provision contained in the Plan, all outstanding stock options held by a grantee (other than a grantee referred to in the proviso to Section 8(A)(6)) whose employment with the Corporation or a Subsidiary terminates within one year of any Section 8 Event for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, severance under the Severance Plan, retirement under any retirement plan of the Corporation or a Subsidiary or death which are exercisable shall continue to be exercisable for a period of three years from the date of such termination of employment, but in no event after the expiration date of the stock option.

(D) Lapse of Restrictions on Restricted Share Awards.

     Unless the agreement referred to in Section 6(A) shall otherwise provide, notwithstanding any other provision contained in the Plan, if any "Section 8 Event" occurs prior to the scheduled lapse of all restrictions applicable to restricted share awards under the Plan (other than those held by a person referred to in the proviso to Section 8(A)(6)), all such restrictions shall lapse upon the occurrence of any such "Section 8 Event" regardless of the scheduled lapse of such restrictions.

(E) Payment of Performance Shares

     Unless the agreement referred to in Section 6(B) shall otherwise provide, notwithstanding any other provision contained in the Plan, if any "Section 8 Event" occurs prior to the end of an award period with respect to an award of performance shares to a grantee, the performance shares (unless the grantee is a person referred to in the proviso to Section 8(A)(6)) shall be deemed to have been fully earned as of the date of the Section 8 Event, regardless of the attainment or nonattainment of any performance target and shall be paid to the grantee as promptly as practicable after the Section 8 Event.

                                   SECTION 9
           EFFECT OF THE PLAN ON THE RIGHTS OF EMPLOYEES AND EMPLOYER

     Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option (with or without alternative stock appreciation rights and/or cash payment rights) or an award under the Plan. Nothing in the Plan, in any stock option, alternative stock appreciation rights or cash payment rights granted under the Plan or in any award under the Plan or in any agreement providing for any of the foregoing shall confer any right on any employee to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the employment of any employee at any time.

                                   SECTION 10
                                  WITHHOLDING

     Income or employment taxes may be required to be withheld by the Corporation or a Subsidiary in connection with the exercise of a stock option or alternative stock appreciation rights, upon a "disqualifying disposition" of the shares acquired upon exercise of an incentive stock option, at the time restricted shares are granted or vest or performance shares are earned or upon the receipt by the grantee of cash in payment of cash payment rights or dividends on restricted stock which has not vested. Except as provided below, the grantee shall pay the Corporation in cash the amount required to be withheld.

     A grantee may elect to have any withholding obligation at the time of the exercise of a nonstatutory stock option or alternative stock appreciation rights or at the time restricted shares vest or performance shares are earned satisfied by the Corporation withholding from the shares of Capital Stock the grantee would otherwise receive full shares of Capital Stock having a fair market value, determined as provided in Section 5(J), on the date that the amount of tax to be withheld is determined (the "Tax Date") equal to, or as nearly equal as possible to but less than, the amount required to be withheld. The Corporation will request that the grantee pay any additional amount required to be withheld directly to the Corporation in cash. Any income or employment taxes required to be withheld by the Corporation or any of its Subsidiaries upon the receipt by the grantee of cash in payment of cash payment rights or dividends will be satisfied by the Corporation by withholding the taxes required to be withheld from the cash the grantee would otherwise receive.

     If the grantee is a person who is subject to the provisions of Section 16 of the 1934 Act on the Tax Date, the election referred to in the preceding paragraph must be made at least six months prior to the Tax Date and must be irrevocable when made (except that a revocation of such an election may be made if it is to become effective six months after the date of the revocation and is also irrevocable) or in the alternative, if the election is in connection with the exercise of a nonstatutory stock option or alternative stock appreciation rights, the election must be made during a period beginning on the third and ending on the twelfth business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Corporation (provided in this case the nonstatutory stock option or alternative stock appreciation rights to which the election applies is/are also exercised during the same ten-day period). Any election during one of the ten-day periods is subject to the approval of the Committee, and if the Committee, in its discretion, would not approve the election, the election would not be effective.

     A grantee may also elect to have any withholding obligation in connection with the exercise of a nonstatutory stock option or alternative stock appreciation rights, upon a "disqualifying disposition" of the shares acquired upon the exercise of an incentive stock option or at the time restricted shares are granted or vest or performance shares are earned satisfied in whole or in part by the grantee tendering to the Corporation a number of previously owned shares of Capital Stock having a fair market value, determined as provided in
Section 5(J), on the Tax Date equal to or less than the amount required to be withheld.

     If a grantee does not pay any income or employment taxes required to be withheld by the Corporation or any of its Subsidiaries within ten days after a request for the payment of such taxes, the Corporation or such Subsidiary may withhold such taxes from any other compensation to which the grantee is entitled from the Corporation or any of its Subsidiaries.

                                   SECTION 11
                                   AMENDMENT

     The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided that no such alteration or amendment of the Plan shall, without stockholder approval, (i) increase the number of shares which may be issued under the Plan as set forth in Section 3, (ii) increase the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any one employee during any one calendar year as set forth in Section 4, (iii) materially increase the benefits accruing under the Plan to persons subject to the provisions of Section 16(b) of the 1934 Act, (iv) materially modify the requirements as to eligibility for participation in the Plan by persons subject to the provisions of Section 16(b) of the 1934 Act, (v) make any changes in the class of employees eligible to receive incentive stock options under the Plan or (vi) extend the duration of the Plan. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of an outstanding grant or award under the Plan, adversely affect the rights of such holder with respect to such outstanding grant or award.

                                   SECTION 12
                      EFFECTIVE DATE AND DURATION OF PLAN

     The effective date and date of adoption of the Plan shall be December 16, 1993, the date of adoption of the Plan by the Board, provided that such adoption of the Plan by the Board is approved by the affirmative votes of the holders of a majority of the Capital Stock present in person or by proxy and entitled to vote at a meeting of stockholders duly called and held on or prior to December 15, 1994. No stock option or alternative stock appreciation rights granted under the Plan may be exercised and no restricted shares may be awarded until after such approval. No stock option, alternative stock appreciation rights or cash payment rights may be granted and no awards may be made under the Plan subsequent to December 15, 2003.

                                                                       EXHIBIT B

                            QUAKER STATE CORPORATION

                 1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     The purposes of the 1994 Non-Employee Directors' Stock Option Plan (the "Plan") are to promote the long-term success of Quaker State Corporation (the "Corporation") by creating a long-term mutuality of interests between the non-employee Directors and stockholders of the Corporation, to provide an additional inducement for such Directors to remain with the Corporation and to provide a means through which the Corporation may attract able persons to serve as Directors of the Corporation.

                                   SECTION 1

                                 ADMINISTRATION

     The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Corporation (the "Board") and consisting of not less than two members of the Board. The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members of the Committee, shall be the acts of the Committee.

     The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock options granted under the Plan, shall be subject to the determination of the Committee, which shall be final and binding.

     Notwithstanding the above, the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be as hereinafter provided, and the Committee shall have no discretion as to such matters.

                                   SECTION 2

                        SHARES AVAILABLE UNDER THE PLAN

     The aggregate number of shares which may be issued and as to which grants of stock options may be made under the Plan is 100,000 shares of the Capital Stock, par value $1.00 per share, of the Corporation (the "Capital Stock"), subject to adjustment and substitution as set forth in Section 5. If any stock option granted under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each.

                                   SECTION 3

                             GRANT OF STOCK OPTIONS

     On the third business day following the day of each annual meeting of the stockholders of the Corporation, each person who is then a member of the Board and who is not then an employee of the Corporation or any of its subsidiaries (a "non-employee Director") shall automatically and without further action by the Board or the Committee be granted a "nonstatutory stock option" (i.e., a stock option which does not qualify under Sections 422 or 423 of the Internal Revenue Code of 1986 (the "Code")) to purchase 1,000 shares of Capital Stock, subject to adjustment and substitution as set forth in Section 5. If the number of shares then remaining available for the grant of stock options under the Plan is not sufficient for each non-employee Director to be granted an option for 1,000 shares (or the number of adjusted or substituted shares pursuant to Section 5), then each non-employee Director shall be granted an option for a number of whole shares equal to the number of shares then remaining available divided by the number of non-employee Directors, disregarding any fractions of a share.

                                   SECTION 4

                     TERMS AND CONDITIONS OF STOCK OPTIONS

     Stock options granted under the Plan shall be subject to the following terms and conditions:

          (A) The purchase price at which each stock option may be exercised (the "option price") shall be one hundred percent (100%) of the fair market value per share of the Capital Stock covered by the stock option on the date of grant, determined as provided in Section 4(G).

          (B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Corporation shares of the Capital Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 4(G), equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Capital Stock which have been held for less than six months may be delivered in payment of the option price of a stock option. Delivery of shares may also be accomplished through the effective transfer to the Corporation of shares held by a broker or other agent. The Corporation will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, the exercise of the stock option shall not be deemed to occur and no shares of Capital Stock will be issued by the Corporation upon exercise of the stock option until the Corporation has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Capital Stock which may be issued under the Plan as provided in Section 2.

          (C) No stock option shall be exercisable during the first six months of its term except in case of death as provided in Section 4(E) or in case of a Section 6 Event as provided in Section 6. Subject to the preceding sentence and subject to Section 4(E) which provides for earlier termination of a stock option under certain circumstances, each stock option shall be exercisable for ten years from the date of grant and not thereafter. A stock option to the extent exercisable at any time may be exercised in whole or in part.

          (D) No stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee or the grantee's guardian or legal representative. These restrictions on transferability shall not apply to the extent such restrictions are not at the time required for the Plan to continue to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act"), or any successor Rule.

          (E) If a grantee ceases to be a Director of the Corporation for any reason, any outstanding stock options held by the grantee shall be exercisable according to the following provisions:

             (i) If a grantee ceases to be a Director of the Corporation for any reason other than resignation, removal for cause or death, any outstanding stock option held by such grantee shall be exercisable by the grantee (but only if exercisable by the grantee immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within three years after the date the grantee ceases to be a Director, whichever is the shorter period;

             (ii) If during his term of office as a Director a grantee resigns from the Board or is removed from office for cause, any outstanding stock option held by the grantee which is not exercisable by the grantee immediately prior to resignation or removal shall terminate as of the date of resignation or removal, and any outstanding stock option held by the grantee which is exercisable by the grantee immediately prior to resignation or removal shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within three months after the date of resignation or removal of the grantee, whichever is the shorter period;

             (iii) Following the death of a grantee during service as a Director of the Corporation, any outstanding stock option held by the grantee at the time of death (whether or not exercisable by the grantee immediately prior to death) shall be exercisable by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within three years after the date of death of the grantee, whichever is the shorter period;

             (iv) Following the death of a grantee after ceasing to be a Director and during a period when a stock option is exercisable under clause (ii) above, the stock option shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative at any time prior to the expiration date of the stock option or within one year after the date of death, whichever is the shorter period; and

             (v) Following the death of a grantee after ceasing to be a Director and during a period when a stock option is exercisable under clause
        (iii) above, the stock option shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative at any time during the shorter of the following two periods: (i) until the expiration date of the stock option or (ii) until three years after the grantee ceased being a Director or one year after the date of death of the grantee (whichever is longer).

          A stock option held by a grantee who has ceased to be a Director of the Corporation shall terminate upon the expiration of the applicable exercise period, if any, specified in this Section 4(E).

          (F) All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

          (G) Fair market value of the Capital Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (i) if the Capital Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Capital Stock as quoted in the NYSE-Composite Transactions listing for such date, (ii) if the Capital Stock is not listed on such exchange, the highest and lowest sales prices per share of Capital Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Capital Stock is listed, or (iii) if the Capital Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Capital Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Capital Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Capital Stock shall be the mean between the bona fide bid and asked prices per share of Capital Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 4(G). If the fair market value of the Capital Stock cannot be determined on the basis previously set forth in this Section 4(G) for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Capital Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

          (H) The obligation of the Corporation to issue shares of the Capital Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Capital Stock may then be listed and
     (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

     Subject to the foregoing provisions of this Section 4 and the other provisions of the Plan, any stock option granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 4(F), or an amendment thereto; except that in no event shall the Committee or the Board have any power or authority which would cause the Plan to fail to be a plan described in Rule 16b-3(c)(2)(ii), or any successor Rule.

                                   SECTION 5

                     ADJUSTMENT AND SUBSTITUTION OF SHARES

     If a dividend or other distribution shall be declared upon the Capital Stock payable in shares of the Capital Stock, the number of shares of the Capital Stock set forth in Section 3, the number of shares of the Capital Stock then subject to any outstanding stock options and the number of shares of the Capital Stock which may be issued under the Plan but are not then subject to outstanding stock options on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the number of shares of the Capital Stock which would have been distributable thereon if such shares had been outstanding on such date.

     If the outstanding shares of the Capital Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Capital Stock set forth in Section 3, for each share of the Capital Stock subject to any then outstanding stock option and for each share of the Capital Stock which may be issued under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Capital Stock shall be so changed or for which each such share shall be exchangeable.

     In case of any adjustment or substitution as provided for in the first two paragraphs of this Section 5, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     If the outstanding shares of the Capital Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Capital Stock, the Committee shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction.

     No adjustment or substitution provided for in this Section 5 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

     Except as provided in this Section 5, a grantee shall have no rights by reason of any issue by the Corporation of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

                                   SECTION 6

                      ADDITIONAL RIGHTS IN CERTAIN EVENTS

(A) DEFINITIONS.

     For purposes of this Section 6, the following terms shall have the following meanings:

          (1) The term "Person" shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act as in effect on the effective date of the Plan.

          (2) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

          (3) A specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote); and "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote).

          (4) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Corporation (other than such an offer made by the Corporation or any Subsidiary), whether or not such offer is approved or opposed by the Board.

          (5) "Continuing Directors" shall mean a director of the Corporation who either (a) was a director of the Corporation on the effective date of the Plan or (b) is an individual whose election, or nomination for election, as a director of the Corporation was approved by a vote of at least two-thirds of the directors then still in office who were Continuing Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Corporation which would be subject to Rule 14a-11 under the 1934 Act, or any successor Rule).

          (6) "Section 6 Event" shall mean the date upon which any of the following events occurs:

             (a) The Corporation acquires actual knowledge that any Person other than the Corporation, a Subsidiary or any employee benefit plan(s) sponsored by the Corporation or a Subsidiary has acquired the Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling such Person to 30% or more of the Voting Power of the Corporation;

             (b) A Tender Offer is made to acquire securities of the Corporation entitling the holders thereof to 30% or more of the Voting Power of the Corporation; or

             (c) A solicitation subject to Rule 14a-11 under the 1934 Act (or any successor Rule) relating to the election or removal of 50% or more of the members of the Board or any class of the Board shall be made by any person other than the Corporation or less than 51% of the members of the Board shall be Continuing Directors; or

             (d) The stockholders of the Corporation shall approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Corporation as a result of which the stockholders of the Corporation immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 10% of the consolidated assets of the Corporation immediately prior to the transaction;

     provided, however, that (i) if securities beneficially owned by a grantee are included in determining the Beneficial Ownership of a Person referred to in paragraph 6(a), (ii) a grantee is required to be named pursuant to
     Item 2 of the Schedule 14D-1 (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in paragraph 6(b) or (iii) if a grantee is a "participant" as defined in Instruction 3 to Item 4 of Schedule 14A under the 1934 Act (or any successor Rule) in a solicitation (other than a solicitation by the Corporation) referred to in paragraph 6(c), then no Section 6 Event with respect to such grantee shall be deemed to have occurred by reason of such event.

(B) ACCELERATION OF THE EXERCISE DATE OF STOCK OPTIONS.

     Notwithstanding any other provision contained in the Plan, in case any "Section 6 Event" occurs all outstanding stock options (other than those held by a person referred to in the proviso to Section 6(A)(6)) shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

                                   SECTION 7

        EFFECT OF THE PLAN ON THE RIGHTS OF CORPORATION AND STOCKHOLDERS

     Nothing in the Plan, in any stock option granted under the Plan, or in any stock option agreement shall confer any right to any person to continue as a Director of the Corporation or interfere in any way with the rights of the stockholders of the Corporation or the Board of Directors to elect and remove Directors.

                                   SECTION 8

                           AMENDMENT AND TERMINATION

     The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board; provided always that no such termination shall terminate any outstanding stock options granted under the Plan; and provided further that no amendment of the Plan shall (i) be made without stockholder approval if stockholder approval of the amendment is at the time required for stock options under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3, or any successor Rule, or by the rules of any stock exchange on which the Capital Stock may then be listed, (ii) amend more than once every six months the provisions of the Plan relating to the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option other than to comport with changes in the Code or the rules and regulations thereunder or (iii) otherwise amend the Plan in any manner that would cause stock options under the Plan not to qualify for the exemption provided by Rule 16b-3, or any successor Rule. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

     Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock option agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any stock option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such option, execute a conforming amendment in the form prescribed by the Committee to the stock option agreement referred to in Section 4(F) within such reasonable time as the Committee shall specify in such request.

                                   SECTION 9

                      EFFECTIVE DATE AND DURATION OF PLAN

     The Plan shall become effective upon approval by the affirmative vote of the holders of a majority of the Capital Stock present in person or by proxy and entitled to vote at a duly called and convened meeting of such holders. If such approval is obtained at the Annual Meeting of Stockholders in 1994, the Plan shall be effective on the date of such meeting, the first stock options shall be granted on the third business day thereafter and the last stock options granted under the Plan shall be granted on the third business day after the Annual Meeting of Stockholders in 2003.

QUAKER STATE CORPORATION                                                   PROXY

      SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS

                               COLONEL DRAKE THEATRE, OIL CITY, PENNSYLVANIA

                               THURSDAY, MAY 12, 1994--1:00 P.M., E.D.S.T.

     The undersigned stockholder of Quaker State Corporation (the "Corporation") does hereby appoint Herbert M. Baum and Conrad A. Conrad, or each of them acting individually, as proxies of the undersigned to vote at the Annual Meeting of Stockholders of the Corporation to be held May 12, 1994 (the "Annual Meeting"), and at all adjournments thereof, all the shares of Capital Stock of the Corporation which the undersigned may be entitled to vote, on the matters set out on the reverse side of this card described in the Proxy Statement and, at their discretion, on any other business which may properly come before the Annual Meeting.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" ITEMS 1, 2, 3, AND 4.

                                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, AND 4.

Item 1--The election of the following eleven Directors:
                                                                                                    Item 2 -- The approval of the
                                    Herbert M. Baum, Leonard M. Carroll, Conrad A. Conrad,          adoption of the Corporation's
                                    Laurel Cutler, Homer M. Ellenburg, C. Frederick Fetterolf,      1994 Stock Incentive Plan.
    FOR ALL          WITHHOLD       Thomas A. Gardner, H. Bryce Jordan, W. Craig McClelland,
   NOMINEES          AUTHORITY      Delbert J. McQuaide and Raymond A. Ross, Jr.                    FOR      AGAINST    ABSTAIN
  (EXCEPT AS        TO VOTE FOR                                                                      0          0          0
 SHOWN BELOW)      ALL NOMINEES     (To withhold authority to vote for any individual nominee, print that nominee's name on the line below.)
     0                    0         ------------------------------------------------------------


    3. The approval of the adop-    4. The ratification of the ap-
       tion of the Corporation's       pointment of Coopers &
       1994 Non-Employee Direc-        Lybrand as independent
       tors' Stock Option Plan.        auditors for 1994.


     FOR      AGAINST    ABSTAIN          FOR      AGAINST    ABSTAIN
      0          0          0              0          0          0


              PLEASE DATE AND SIGN exactly as your name appears hereon and return in the enclosed envelope. If acting as attorney, executor, administrator, guardian or trustee, please so indicate with your full title when signing. If a Corporation, please sign in full corporate name, by duly authorized officer. IF SHARES ARE HELD JOINTLY, EACH STOCKHOLDER NAMED SHOULD SIGN.


              Date ____________________________________ 1994

              _____________________________________________

              _____________________________________________


                THE SIGNER HEREBY REVOKES ALL PREVIOUS PROXIES FOR THE ANNUAL
              MEETING, ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT BOTH DATED MARCH 28, 1994, AND OF THE ANNUAL REPORT TO STOCKHOLDERS FOR 1993 AND HEREBY RATIFIES ALL THAT THE SAID PROXIES MAY DO BY VIRTUE HEREOF.

                                                                                NO POSTAGE
                                                                                NECESSARY
                                                                                IF MAILED
                                                                                 IN THE
                                                                              UNITED STATES
                                                                           -------------------
                                                                           -------------------
                                                                           -------------------
                                                                           -------------------
                   BUSINESS  REPLY  MAIL                                   -------------------
  FIRST CLASS MAIL      PERMIT NO. 3940      NEW YORK, NY                  -------------------
                                                                           -------------------
             POSTAGE WILL BE PAID BY ADDRESSEE                             -------------------
                                                                           -------------------
                                                                           -------------------
                                                                           -------------------
                                                                           -------------------

             QUAKER STATE CORPORATION
             ATTN: JOYCE A. McFADDEN
             P.O. BOX 989
             OIL CITY, PA 16301-0989



           QUAKER STATE CORPORATION IS INTERESTED IN
           HEARING FROM ITS STOCKHOLDERS.


                       PLEASE NOTE YOUR COMMENTS BELOW.


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